LOGO: THE PREFERRED GROUP OF MUTUAL FUNDS

                                  ANNUAL REPORT
                                  JUNE 30, 1998

                                             THE PREFERRED GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------
TABLE OF CONTENTS
     Performance Data........................................................  1
     Our Message to You......................................................  2
     Funds & Investment Objectives...........................................  4
     Performance Information & Benchmarks....................................  5
     Investment Review.......................................................  6
     Statements of Assets & Liabilities...................................... 22
     Statements of Operations................................................ 24
     Statements of Changes in Net Assets..................................... 26
     Financial Highlights.................................................... 30
     Schedules of Investments................................................ 34
     Notes to Financial Statements........................................... 54
     Report of Independent Accountants....................................... 62
     Shareholder Privileges.................................................. 64

  PERFORMANCE DATA                                                                       FISCAL YEAR ENDED 6/30/98

                                                                                                           CAPITAL
                                  BEGINNING      ENDING         TOTAL        CURRENT        INCOME          GAINS
     FUND NAME                       NAV           NAV          RETURN*        YIELD +     DIVIDENDS    DISTRIBUTIONS
                                 (PER SHARE)   (PER SHARE)                                (PER SHARE)    (PER SHARE)
     Growth                        $20.42        $21.97         33.44%          -             $ -           $4.38
     Value                          21.14         26.49         26.51           -             .22               -
     International                  16.12         16.18          7.18           -             .24             .72
     Small Cap                      14.30         15.59         23.45           -             .08            1.83
     Asset Allocation               14.52         15.65         21.84           -             .47            1.38
     Fixed Income                   10.24         10.42          9.32          5.82%          .64             .11
     S.T. Gov't. Securities          9.78          9.77          5.72          5.32           .56               -
     Money Market                    1.00          1.00          5.40          5.19           .05               -

* Total return includes reinvestment of dividends and capital gains distributions.

+ The yield shown for the Fixed Income and Short-Term Government Securities
Funds is the 30-day current yield as of 6/30/98. The yield shown for the Money
Market Fund is a seven-day current yield as of 6/30/98, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Photo of: Ronald R. Rossman
OUR MESSAGE TO YOU

DEAR PREFERRED GROUP SHAREHOLDER:

     We are pleased to present you with The Preferred Group's annual report for the fiscal year ended June 30, 1998. This report provides detailed information on your Funds' performance, including fund holdings, financial data and commentary from each of the portfolio managers.

MARKET COMMENTARY

     Understanding where the markets stand is puzzling. What you see depends on which direction and how deeply you look.

     Look at the U.S. stock market and you see an attractive sight. The U.S. bull market charged ahead during the fiscal year (July `97 through June `98). The Dow Jones Industrial Average was up 16.7% despite a 7.2% drop on October 27. The Dow broke through two 1000-point milestones, crossing 8000 on July 16 and 9000 on April 6 and peaking at 9211.84 on May 13. At fiscal year-end, the U.S. economy is prospering, with low interest rates and inflation, steady consumer demand, low unemployment and high growth.

     Focus beyond the largest capitalized companies and the picture is less positive. While the S&P 500 climbed 30.2%, this composite figure masks the market's disproportionate favoring of the largest of the large companies as we ended the fiscal year. The Russell 2000 Index of small caps rose "only" 16.5% for the year--but plunged 4.7% during second quarter 1998.

     When you survey the rest of the globe, the view is even more uncertain. Asia's economies were in turmoil all year, and the reverberations rattled the world. Though European markets thrived, markets in Latin America and emerging countries took a hit. The Asian crisis suppressed the EAFE Index, a commonly used benchmark of international stocks, to a return of 6.4% for the fiscal year. And even in the U.S., the reactions of wary investors to daily news fueled market volatility.

     At the same time, stock market fears benefited the bond market. Bonds had a respectable year as investors fled to quality. The Salomon Bros. Broad Investment Grade Index registered a 10.6% gain.

     What should an investor do? Many experts continue to recommend diversification. Asset classes do not always move in sync, as the previously noted benchmarks show.

     You may consider transfers to lower-risk alternatives to help you sleep nights. The Preferred Group offers three fixed income funds with varying risk-return profiles: the Preferred Fixed Income Fund, the Preferred Short-Term Government Securities Fund and the Preferred Money Market Fund.

     Most importantly, consider a long-term perspective. Long-term investors should immunize themselves against short-term motion sickness in a volatile market and be willing to ride out a market downturn.

THE PREFERRED GROUP

     It has now been six years since the introduction of The Preferred Group. The Funds have developed a respected track record; their performance has been recognized this year in such publications as the Wall Street Journal, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Morningstar FundInvestor, Worth, Bloomberg Personal Finance, Forbes, Fortune and USA Today.

     We build upon the strengths we have offered since our beginning:

     ACTIVE FUND MANAGEMENT BY INDUSTRY-RESPECTED PORTFOLIO MANAGERS. The Preferred Group offers access to seasoned managers who have experience in a variety of markets.

     A TEAM APPROACH. We believe all of our business partners represent firms whose services, people and processes make them industry leaders.

     NO-LOAD FUNDS WITH LOW EXPENSE RATIOS. Look at the expense ratios on pages 31 and 33--most of them have dropped from year to year.

     On top of these fundamental strengths, we strive to offer you more. This year we introduced a Roth IRA to complement our traditional IRA. We are participating in new distribution channels for individual investors and reaching out to additional 401(k) plans.

     Our top priority is to help you meet your investment objectives. We welcome your comments and suggestions. Please call Investor Services at 1-800-662-GROW.

     We are proud of our progress and appreciate your continued support and confidence.

     Thank you for choosing The Preferred Group.

     Sincerely,

     /s/ Ronald R. Rossmann

     Ronald R. Rossmann
     President

FUNDS & INVESTMENT OBJECTIVES

                              PREFERRED GROWTH FUND

Seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

                              PREFERRED VALUE FUND

Seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

                          PREFERRED INTERNATIONAL FUND

Seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

                            PREFERRED SMALL CAP FUND

Seeks long-term capital appreciation through investments in companies with small equity capitalizations.

                         PREFERRED ASSET ALLOCATION FUND

Seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

                           PREFERRED FIXED INCOME FUND

Seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

                 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

Seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

                          PREFERRED MONEY MARKET FUND

Seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

PERFORMANCE INFORMATION

HISTORICAL PERFORMANCE:

Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:
Cumulative total returns reflect the Fund's actual performance over a set period
- six months, one year, five years, and since inception.

AVERAGE ANNUAL TOTAL RETURNS:
Average annual total returns are hypothetical. A Fund's actual (or cumulative) return indicates what would have happened if the Fund had performed at a constant rate each year. For your information, all Funds must provide average annual total returns as of the most recent calendar quarter - in this case, June 30, 1998. This allows you to compare Funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:
The "$10,000 investment since inception" illustrates the value of your investment as of June 30, 1998, had you invested $10,000 when the Fund started.

BENCHMARKS - WHAT ARE THEY AND WHAT DO THEY TELL ME?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)

PREFERRED GROWTH FUND
S&P 500 Index

PREFERRED VALUE FUND
S&P 500 Index

PREFERRED INTERNATIONAL FUND
EAFE Index

PREFERRED SMALL CAP FUND
Russell 2000 Index

PREFERRED ASSET ALLOCATION FUND
65%  -  S&P 500 Index
30%  -  Lehman Brothers Long-Term Treasury Index
 5%  -  90-Day Treasury Bills

PREFERRED FIXED INCOME FUND
Salomon Brothers Broad Investment Grade (BIG) Index

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
Merrill Lynch 1-3 Year Treasury Index

PREFERRED MONEY MARKET FUND
IBC's Money Fund Report Average/All Taxable

INVESTMENT REVIEW

PREFERRED GROWTH FUND

INVESTMENT OBJECTIVE:
The Preferred Growth Fund seeks long-term capital appreciation by investing its assets primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager:  Robert B. Corman, CFA, CPA

Title:  Director/Senior Vice President,
Jennison Associates LLC

Last Five Years' Experience: Portfolio Manager/Research Analyst at Jennison Associates. Bob assumed management of the Preferred Growth Fund in January 1998.

Education: B.A. - University of Wisconsin; MBA - University of Chicago; Chartered Financial Analyst; Certified Public Accountant

Note: Lula C. Wang managed the Preferred Growth Fund through December 31, 1997.


DISCUSSION & ANALYSIS:
For the fiscal year ended June 30, 1998, the Preferred Growth Fund rose by 33.4%, compared with a gain of 30.2% for the S&P 500 Index. Since inception, the Fund has advanced at an average annual rate of 22.0%, versus 21.4% for its benchmark.

The last 12 months have witnessed the continuation of the current bull market, but not without some bumps along the way. International turmoil captured many of the headlines as currency devaluations throughout much of the Pacific Rim resulted in capital flight to more stable investment environments. Japan remains mired in a recessionary state as ineffective policymakers once again failed to implement a meaningful strategy to stimulate domestic demand, while the yen continues to weaken versus the dollar. Fortunately, the news wasn't all bad on the currency front, as the prospects of monetary union in Europe sent stock markets to new highs throughout much of the region. Meanwhile, the U.S. stock market, buoyed by a strong domestic economy and its status as a safe haven for investors, turned in another spectacular performance.

Technology and pharmaceutical stocks preserved their market leadership status, as Dell Computer (1.8% of net assets), SAP AG (1.4%) and Pfizer, Inc. were the Fund's three top performing issues. Impressive results were also turned in by financial stocks, which continued to benefit from booming stock markets and declining interest rates. Selected technology subtracted from performance, with both Motorola, Inc. (eliminated from portfolio) and 3Com Corp. (1.0%) experiencing significant declines as a result of strategic missteps. KLA-Tencor Corp. (0.6%) also pulled back as the outlook for the semiconductor industry deteriorated throughout the year.

Looking forward, U.S. economic growth appears to be moderating. We view this as a necessary slowdown from unsustainably strong consumer and business spending growth. Meanwhile, intense competitive pressures and declining demand in the Pacific Rim have kept inflation in check, an unusual occurrence for an expansion in its eighth year. With these fundamentals in mind, we continue to marvel at the overall health of the U.S. economy, but we worry about the implications for corporate profit margins. Further-more, with the full impact of Asian currency turmoil still to be felt in the domestic economy, stock prices are likely to experience a high degree of volatility over the remainder of the calendar year.

                                                           - Jennison Associates

TOP TEN HOLDINGS:           (% of total net assets)
--------------------------------------------------
  1. Worldcom Inc.                            3.1%
--------------------------------------------------
  2. Cisco Systems Inc.                       3.1%
--------------------------------------------------
  3. Chase Manhattan Corp.                    3.0%
--------------------------------------------------
  4. Citicorp                                 2.9%
--------------------------------------------------
  5. Pfizer Inc.                              2.9%
--------------------------------------------------
  6. General Electric Co.                     2.5%
--------------------------------------------------
  7. Microsoft Corp.                          2.4%
--------------------------------------------------
  8. Morgan Stanley Dean Witter & Co.         2.2%
--------------------------------------------------
  9. Washington Mutual Inc.                   2.2%
--------------------------------------------------
 10. Monsanto Co.                             2.1%
--------------------------------------------------


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*

 PREFERRED
 GROWTH FUND       20.52%   33.44%   165.61%  230.03%

 S&P 500 Index     17.74%   30.20%   182.12%  220.46%
                                       * JULY 1, 1992



AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 PREFERRED GROWTH FUND  33.44%     21.58%     22.01%
 S&P 500 Index          30.20%     23.05%     21.42%
                                      * JULY 1, 1992

CHART:
A $10,000 INVESTMENT SINCE INCEPTION:
              PREFERRED GROWTH FUND       S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046

INVESTMENT REVIEW

PREFERRED VALUE FUND

INVESTMENT OBJECTIVE:
The Preferred Value Fund seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be under-valued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: John G. Lindenthal

Title: Managing Director of Oppenheimer Capital

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.

Education: B.S., MBA - University of Santa Clara

DISCUSSION & ANALYSIS:
During the fiscal year ended June 30, 1998, the Preferred Value Fund returned 26.5%, compared to the 30.2% advance recorded by the S&P 500 Index. Since its inception, the Fund has delivered an average annual return of 20.6%, compared to 21.4% for its benchmark.

Although some of the stocks in the Fund were affected by Asia's financial problems this year, the crisis has also provided attractive opportunities to buy stocks inexpensively. These purchases included large, well-managed U.S. companies whose stocks, in our opinion, were unduly punished in the crisis's aftermath.

We employ a bottom-up approach, looking at individual companies one by one regardless of industry affiliation. Since its inception, the Fund has had significant holdings in the financial industry. Our investments in this sector of the market have included a diverse group of companies which, relative to the industry, have performed very strongly.

Several holdings have especially benefited Fund performance. Ace Ltd. and Exel Ltd., both specialty lines insurers, are fast growing and have the lowest cost structures in their industries. Carnival (2.5% of net assets) is the largest and most efficient operator in the cruise industry, and it reinvests profits in the business. Countrywide Credit Industries (3.2%), which originates and services residential mortgages, has the opportunity to grow beyond its 5% market share due to its own efficiencies and fragmentation in its industry.
AMR Corp., parent of American Airlines, is efficiently managed, with a modern fleet and an extensive route structure.

Two of the largest holdings in the Fund, Citicorp and Travelers, have agreed to a merger. Both are powerful franchises, and their merger may create cost synergies.

We continue to be optimistic about the prospects for the U.S. economy. In our view, the benign, low-inflation economic environment that has driven the stock market's phenomenal performance of the past three and one-half years remains intact.

To some extent the Asian crisis has been positive for the U.S. stock market. Investors seeking a safe haven have directed money to the U.S., which has resulted in a strong dollar and a decline in U.S. long-term interest rates. However, there are risks that as countries under pressure, such as Japan and China, attempt to resolve their economic problems, they may create additional pressures on other economies in the region. Ultimately, the U.S. could also suffer from such strains on the international financial system.

                                                           - Oppenheimer Capital


TOP TEN HOLDINGS:             (% of total net assets)
----------------------------------------------------
  1. Travelers Group Inc.                       4.9%
----------------------------------------------------
  2. Exel Ltd.                                  4.5%
----------------------------------------------------
  3. Federal Home Loan Mortgage Corp.           4.2%
----------------------------------------------------
  4. AMR Corp.                                  3.8%
----------------------------------------------------
  5. Monsanto Co.                               3.8%
----------------------------------------------------
  6. Citicorp                                   3.8%
----------------------------------------------------
  7. Ace Ltd.                                   3.7%
----------------------------------------------------
  8. General Electric Co.                       3.6%
----------------------------------------------------
  9. Wells Fargo & Co.                          3.6%
----------------------------------------------------
 10. Morgan Stanley Dean Witter & Co.           3.3%
----------------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                         PAST     PAST     PAST     SINCE
                       6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
 PREFERRED VALUE FUND   15.93%   26.51%   164.16%  207.40%
 S&P 500 Index          17.74%   30.20%   182.12%  220.46%
                                            * JULY 1, 1992



AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 PREFERRED VALUE FUND   26.51%     21.44%     20.57%
 S&P 500 Index          30.20%     23.05%     21.42%
                                      * JULY 1, 1992


CHART:
A $10,000 INVESTMENT SINCE INCEPTION:
              PREFERRED VALUE FUND        S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046

INVESTMENT REVIEW

PREFERRED INTERNATIONAL FUND

INVESTMENT OBJECTIVE:
The Preferred International Fund seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Peter F. Spano, CFA

Title: President, PXS Corp., General Partner, Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.

Education: BBA - St. John's University; MBA - Baruch College (City University of New York); Chartered Financial Analyst

DISCUSSION & ANALYSIS:
The Preferred International Fund advanced 7.2% for the fiscal year, somewhat better than the EAFE Index, which rose 6.4%. Since inception of the Fund, it has returned 11.7% on an average annual basis versus 12.0% for its benchmark.

It was not a good year for foreign stocks. Investors experienced a high degree of volatility in stock prices. Our heavy weighting in European stocks and underweighting in Asian stocks helped relative performance.

The major event for the year was the Asian crisis, which began in July 1997 with the devaluation of Thailand's currency. It was swiftly followed by a series of devaluations in other Southeast Asian currencies. Shortly thereafter, stock markets around the world suffered serious corrections.

Strong recoveries followed in many developed markets of the world, and some went on to new highs. Markets in Asia had sharp but brief rallies followed by new lows. Emerging markets such as Latin America and Russia continue to suffer as they react to the negatives from Asia. Economic well-being continues for Europe, with corporate profits strong and consumer spending accelerating. However, investors should be prepared for more short-term volatility.

We took profits from stocks in Spain, Italy, Canada and Norway whose share prices had become richly valued. Due to deteriorating fundamentals, we eliminated four companies in South Korea. Positions in France, Australia and the United Kingdom were increased as we identified stocks that were attractively priced. We are monitoring companies in Japan and the rest of Asia for improving earnings visibility, but with little success. The short-term outlook for Asian stock prices is poor, but long-term opportunities will appear at a point of maximum investor pessimism. We are not identifying any great bargains in Latin America. Mercator expects that our heavy weighting in Europe and significant underweighting in Asia will continue over the near term.

It is our belief that stock prices will continue to be very volatile; consequently, investors need to maintain a long-term perspective. Mercator believes that the stocks in the portfolio will perform well over the long term given their attractive valuations and earnings outlook.

                                               - Mercator Asset Management, L.P.



----------------------------------------------------
TOP TEN HOLDINGS:             (% of total net assets)
----------------------------------------------------
  1. British Telecom       United Kingdom       3.3%
----------------------------------------------------
  2. Peugeot SA            France               3.1%
----------------------------------------------------
  3. ING Groep NV          Netherlands          3.0%
----------------------------------------------------
  4. Banco Bilbao Vizcaya  Spain                2.9%
----------------------------------------------------
  5. Bouygues              France               2.8%
----------------------------------------------------
  6. Akzo Nobel NV         Netherlands          2.7%
----------------------------------------------------
  7. UBS AG                Switzerland          2.7%
----------------------------------------------------
  8. Banca Pop di Brescia  Italy                2.6%
----------------------------------------------------
  9. Swatch Group          Switzerland          2.6%
----------------------------------------------------
 10. Electrolux AB         Sweden               2.5%
----------------------------------------------------

GEOGRAPHIC ALLOCATION:       (% of total net assets)
----------------------------------------------------
United Kingdom     16.0%     Australia          6.7%
----------------------------------------------------
Switzerland        11.1%     Japan              5.0%
----------------------------------------------------
Netherlands        10.5%     Canada             3.5%
----------------------------------------------------
France             10.1%     Argentina          2.5%
----------------------------------------------------
Sweden              7.6%     New Zealand        2.1%
----------------------------------------------------
Italy               7.0%     South Korea        1.2%
----------------------------------------------------
Spain               6.8%     Norway             1.1%
----------------------------------------------------



PERFORMANCE:
The following information illustrates the historical performance of the Preferred International Fund compared with the EUROPE, AUSTRALASIA & FAR EAST
(EAFE) INDEX. The EAFE Index contains over 1000 stocks from 20 different countries with Japan (approx. 22%), the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current Prospectus.)

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS  INCEPTION*
PREFERRED
INTERNATIONAL FUND
                   14.75%    7.18%   101.75%  94.15%

 EAFE Index        16.08%    6.38%    63.56%  97.42%
                                      * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST      SINCE
                        1 YEAR     5 YEARS INCEPTION*
PREFERRED
INTERNATIONAL FUND       7.18%     15.07%    11.69%

 EAFE Index              6.38%     10.34%    12.00%
                                     * JULY 1, 1992


CHART:
A $10,000 INVESTMENT SINCE INCEPTION:

          PREFERRED INTERNATIONAL FUND     EAFE INDEX
7/1/92                10000                   10000
12/31/92               8419                    9779
6/30/93                9623                   12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19415                   19742

INVESTMENT REVIEW
PREFERRED SMALL CAP FUND
INVESTMENT OBJECTIVE:
The Preferred Small Cap Fund seeks long-term capital appreciation through investments in companies with small equity capitalizations.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager:  Todd M. Sheridan, CFA

Title: Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)

Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Small Cap Fund since its inception on November 1, 1995.

Education: B.S. - University of Illinois; Chartered Financial Analyst

DISCUSSION & ANALYSIS:
The Preferred Small Cap Fund returned 23.4% for the fiscal year, compared to a 16.5% gain for the Russell 2000 benchmark. Since the inception of the Fund on November 1, 1995, the Fund has provided an annualized return of 24.6% against a gain of 19.3% for its benchmark.

The consistent and disciplined way in which we execute our investment strategy helps us outperform our benchmark. In selecting securities for the Fund, we employ a process that combines a strong valuation component with the desire to pursue companies with growing earnings. Therefore our holdings generally have approximately half of the price/earnings ratio of the Russell 2000 while still providing nearly the same expected earnings growth rate.

The Fund's holdings in the technology-related sector led performance during the first months of the fiscal year. Holdings in this sector, which represented more than 15% of the portfolio, advanced better than 45% on average. The rapid increase in price of many of these stocks forced their relative valuations lower. As a consequence, many of the holdings were sold or reduced.

Stocks of financial service companies performed well throughout the year. For the 12-month period, these stocks grew more than 50% on average. At more than 16% of the portfolio, financial service stocks represent the biggest sector allocation in the portfolio. These holdings have benefited greatly from the decline in long-term interest rates. Holdings of capital goods and housing-related stocks also benefited from the low interest rate environment, adding further to portfolio performance.

We remarked in our last report that small cap stocks generally offered greater expected growth of earnings than large caps and that small caps continued to trade at attractive valuations relative to large caps, compared to their historical levels. Still, large caps continue to outperform small cap stocks. It appears this market is driven more by large flows of capital into U.S. markets than by earnings or fundamentals. So long as this remains the case, large cap stocks may continue to be favored.

We continue to believe, however, that given the current relative earnings prospects and valuations, small cap stocks have the potential to outperform large cap stocks. Moreover, investors should be careful about spending too much time "on the sidelines," as much of the performance of small cap stocks relative to large cap stocks has historically been attributable to relatively brief periods.
                                        - Caterpillar Investment Management Ltd.

TOP TEN HOLDINGS:        (% of total net assets)
-----------------------------------------------
  1. Bowne & Co. Inc.                      2.5%
-----------------------------------------------
  2. First American Financial Corp.        2.1%
-----------------------------------------------
  3. Fingerhut Cos. Inc.                   1.9%
-----------------------------------------------
  4. Centex Corp.                          1.7%
-----------------------------------------------
  5. Arvin Industries Inc.                 1.6%
-----------------------------------------------
  6. Seacor Smit Inc.                      1.6%
-----------------------------------------------
  7. Stewart Information Services Corp.    1.6%
-----------------------------------------------
  8. Ames Department Stores Inc.           1.5%
-----------------------------------------------
  9. Medusa Corp.                          1.4%
-----------------------------------------------
 10. Lennar Corp.                          1.4%
-----------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 INDEX. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Note: Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater price volatility than securities of larger, more established companies.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                                 PAST      PAST      SINCE
                               6 MONTHS   1 YEAR   INCEPTION*
 PREFERRED SMALL CAP FUND        7.89%    23.45%      79.42%+
 Russell 2000 Index              4.93%    16.50%      59.97%
* NOVEMBER 1, 1995
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.



AVERAGE ANNUAL TOTAL RETURN:

                                   PAST          SINCE
                                  1 YEAR       INCEPTION*
 PREFERRED SMALL CAP FUND         23.45%        24.55%+
 Russell 2000 Index               16.50%        19.27%
* NOVEMBER 1, 1995
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
THE MANAGEMENT FEE (0.35%) HAD NOT BEEN WAIVED FOR
THE PERIOD NOVEMBER 1, 1995 THROUGH OCTOBER 31, 1996.


CHART:
A $10,000 INVESTMENT SINCE INCEPTION:

            PREFERRED SMALL CAP FUND   RUSSELL 2000 INDEX
11/1/95               10000                   10000
12/31/95              10506                   10695
6/30/96               11267                   11804
12/31/96              12653                   12460
6/30/97               14534                   13731
12/31/97              16629                   15246
6/30/98               17942                   15997

INVESTMENT REVIEW
PREFERRED ASSET ALLOCATION FUND
INVESTMENT OBJECTIVE:
The Preferred Asset Allocation Fund seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PORTFOLIO MANAGER PROFILE:
Mellon Capital Management Corporation
Portfolio Manager: Thomas B. Hazuka

Title: Chief Investment Officer, Mellon Capital Management Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Stevens Institute of Technology;
MBA - University of Connecticut; Ph.D. - Stanford University

PanAgora Asset Management
Portfolio Manager: Edgar E. Peters

Title: Director, Asset Allocation, and Chief Investment Strategist, PanAgora Asset Management

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Education: B.S. - Montclair State College; MBA - Rutgers University

DISCUSSION & ANALYSIS:
The Preferred Asset Allocation Fund returned 21.8% for the fiscal year ended June 30, 1998. By comparison, the Fund's blended benchmark consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-day Treasury Bills returned 25.9%. Since inception, the Fund has had an average annual return of 15.5% as compared to 17.4% for its benchmark.

During the fiscal year, economic reports showed continued growth and low inflation in the U.S. but with little evidence of an overheating economy. The Federal Reserve chose to leave interest rates unchanged.

While the meltdown of Asian equity and currency markets was felt in U.S. financial markets, economic data in the first half of the year indicated that the U.S. economy could continue to grow at a sustainable pace. Domestic demand remained strong, but job growth moderated and news on the inflation front remained positive. Towards the end of the fiscal year, the crisis in Asia dampened demand for U.S. exports and helped to cool the economy.

During the fiscal year, the Fund seized opportunities presented by fast moving markets by recommending several asset allocation shifts. The sharp fall in stock prices in October coupled with a rally in the bond market widened the spread between the expected performance of stocks and bonds. Meanwhile, yields on short-term cash instruments rose substantially, decreasing the spread between the expected returns on bonds and cash. This prompted a move from bonds into cash. Therefore, as 1997 drew to a close, the Fund's allocation to stocks and cash strengthened, while bond holdings dropped.

During the first quarter of 1998, a sell-off in the bond market drove up the expected return on bonds while cash yields held relatively steady. The continued rise in stock prices reduced the expected return on stocks. These events lowered the spread between the expected returns on stocks and on bonds. As a result, the Fund increased its bond allocation. During the second quarter of 1998, a bond market rally reduced bond yields. As the spread between the expected returns on bonds and cash decreased, a move into cash resulted.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management

PORTFOLIO ALLOCATION*:             (% of portfolio)
---------------------------------------------------
               6/30/98      12/31/97        6/30/97
---------------------------------------------------
   Stocks        41%           42%            42%
---------------------------------------------------
   Bonds         22%           29%            32%
---------------------------------------------------
   Short-Term    37%           29%            26%
   (maturities less than one year)
---------------------------------------------------

* Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at June 30, 1998.



PERFORMANCE:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*
 PREFERRED ASSET
 ALLOCATION FUND   11.22%   21.84%   109.42%  137.84%
 65/30/5 Benchmark 13.50%   25.87%    127.09% 161.67%
                                       * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST      SINCE
                        1 YEAR     5 YEARS  INCEPTION*
 PREFERRED ASSET
 ALLOCATION FUND        21.84%     15.93%    15.53%
 65/30/5 Benchmark      25.87%     17.83%    17.39%
                                     * JULY 1, 1992



CHART:
A $10,000 INVESTMENT SINCE INCEPTION:

         PREFERRED ASSET ALLOCATION FUND       65/30/5 BENCHMARK
7/1/92                10000                          10000
12/31/92              10731                          10781
6/30/93               11357                          11523
12/31/93              11869                          12057
6/30/94               11212                          11483
12/31/94              11563                          11848
6/30/95               13643                          14057
12/31/95              15354                          15849
6/30/96               16132                          16429
12/31/96              17685                          18021
6/30/97               19521                          20789
12/31/97              21384                          23054
6/31/98               23784                          26167

INVESTMENT REVIEW
PREFERRED FIXED INCOME FUND
INVESTMENT OBJECTIVE:
The Preferred Fixed Income Fund seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Paul L. Zemsky, CFA

Title: Managing Director, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.

Education: B.S., B.S.E.E. - University of Pennsylvania; Chartered Financial Analyst

DISCUSSION & ANALYSIS:
The Preferred Fixed Income Fund returned 9.3% for the fiscal year ended June 30, 1998, compared to a 10.6% return for the Salomon Brothers Broad Investment
Grade (BIG) Index benchmark. Since inception, the Fund's average annual return is 7.5% versus 7.7% for the benchmark.

During the Fund's fiscal year, the Federal Reserve remained on hold due to the combination of firm economic growth and tame inflation. The economic instability in Asia impacted fixed income markets worldwide throughout most of the time period, resulting in a "flight to quality" with many investors and a sharp rally in U.S. Treasuries. Near the end of the fiscal year, the financial crisis in Asia spread to Russia. Many market participants came to the conclusion that the impact of the economic difficulties in Asia and Russia will be both deeper and more persistent than they anticipated just a few months ago. In addition, we saw a decline in interest rates during the fiscal year, which resulted in an increase in mortgage refinancing.

As interest rates moved lower during the fiscal year, we took advantage of the widening spread in returns between mortgages and U.S. Treasuries. Our decision to overweight mortgages, focusing on prepayment-protected mortgages, benefited Fund performance. In addition, we sold several positions in investment-grade corporates and asset-backed securities and reallocated to the same sectors at more attractive levels.

Emerging markets and high-yield securities added value in the first quarter of 1998. However, we reduced these holdings because they were affected by the financial crisis in Asia and Russia during the next quarter. Our effective duration management enhanced performance throughout the fiscal year.

We expect to see continued volatility in the spread between fixed income securities and U.S. Treasuries in coming months given the increasingly unsettled global financial and political situation. We believe interest rate levels will likely remain within their current trading range, though they could dip below these levels if there is unexpected bad news from outside the U.S. We expect the Federal Reserve to remain on hold until either relative calm returns to the global financial and currency markets or there are significant signs of increased inflation in the U.S.

                                            - J. P. Morgan Investment Management


PORTFOLIO STATISTICS:         (as of June 30, 1998)
--------------------------------------------------
  Portfolio Holdings                           103
--------------------------------------------------
  Average Maturity                      11.1 years
--------------------------------------------------
  Average Duration                       5.4 years
--------------------------------------------------
  Average Quality                              AA-
--------------------------------------------------
  Allocation (% of portfolio*):
--------------------------------------------------
     Treasury/Agency                           15%
--------------------------------------------------
     Corporates                                27%
--------------------------------------------------
     Mortgages/Asset Backed                    46%
--------------------------------------------------
     Foreign Corporates & Govt.                10%
--------------------------------------------------
     Short-Term                                 2%
      (maturities less than one year)
--------------------------------------------------
*Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at June 30,1998.


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                    PAST     PAST     PAST     SINCE
                  6 MONTHS  1 YEAR   5 YEARS INCEPTION*
 PREFERRED FIXED
 INCOME FUND        4.05%    9.32%   36.92%    54.16%
 Salomon Bros.
 BIG Index          3.96%   10.58%   39.63%    56.34%
                                       * JULY 1, 1992



AVERAGE ANNUAL TOTAL RETURN:

                          PAST       PAST      SINCE
                         1 YEAR     5 YEARS  INCEPTION*
 PREFERRED FIXED
 INCOME FUND              9.32%      6.49%     7.48%
 Salomon Bros. BIG Index 10.58%      6.90%     7.73%
                                      * JULY 1, 1992


CHART:
A $10,000 INVESTMENT SINCE INCEPTION:
           PREFERRED FIXED INCOME FUND    SALOMON BROS. BIG INDEX
7/1/92                10000                        10000
12/31/92              10471                        10461
6/30/93               11259                        11198
12/31/93              11549                        11496
6/30/94               11207                        11065
12/31/94              11273                        11169
6/30/95               12494                        12454
12/31/95              13264                        13238
6/30/96               13009                        13071
12/31/96              13660                        13717
6/30/97               14101                        14138
12/31/97              14814                        15038
6/30/98               15416                        15634

INVESTMENT REVIEW
PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
INVESTMENT OBJECTIVE:
The Preferred Short-Term Government Securities Fund seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Todd M. Sheridan, CFA

Title: Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)

Last Five Years' Experience: Portfolio Manager at CIML. Todd has managed the Preferred Short-Term Government Securities Fund since June 1, 1998.

Education: B.S. - University of Illinois; Chartered Financial Analyst

DISCUSSION & ANALYSIS:
For the fiscal year ended June 30, 1998, the Preferred Short-Term Government Securities Fund had a total return of 5.7%, compared with a 6.8% return for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual total return is 4.9% versus 5.8% for its benchmark.

Shareholders holding a majority of the Fund's shares approved a new subadvisor agreement for the Fund with J.P. Morgan Investment Management, Inc., which assumed primary responsibility for the day-to-day management of the Fund's portfolio on November 1, 1997. Caterpillar Investment Management Ltd. reassumed primary responsibility on April 1,1998.

The U.S. economy showed firm growth with low inflation throughout the fiscal year. However, the Asian crisis increased the volatility of financial markets worldwide. U.S. fixed income securities, especially Treasuries, attracted investors searching out relatively safe alternatives to the stock markets.

Given the constructive inflation outlook and the ongoing impact of the Asian financial situation, we continued to hold a modestly long duration position through the first half of 1998. As the yield curve flattened and actually became inverted, we reduced the duration position to a slightly shorter exposure.

We believe that economic growth will moderate somewhat as 1998 progresses as a result of lower exports and tighter monetary conditions. We believe inflation will remain low in spite of continued strong labor markets due to the strength of the dollar and lower industrial commodity prices. Profit margins may come under increasing pressure as the Federal Reserve Board will likely remain on hold until the financial situation in Asia stabilizes. We believe the U.S. bond market will continue to be a safe haven for international capital seeking stability, and interest rates will likely remain below where they were for most of 1997.
                                        - Caterpillar Investment Management Ltd.


---------------------------------------------------
PORTFOLIO STATISTICS:          (as of June 30, 1998)
---------------------------------------------------
  Portfolio Holdings                             24
---------------------------------------------------
  Average Maturity                        1.5 years
---------------------------------------------------
  Average Duration                        1.4 years
---------------------------------------------------

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                             PAST     PAST     PAST     SINCE
                          6 MONTHS  1 YEAR   5 YEARS INCEPTION*
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND             2.15%    5.72%   25.35%   33.27%

ML 1-3 Yr. Treasury Index   3.02%    6.80%   31.38%   40.03%
                                              * JULY 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                            PAST       PAST      SINCE
                           1 YEAR    5 YEARS   INCEPTION*
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND            5.72%      4.62%     4.90%

ML 1-3 Yr. Treasury Index  6.80%      5.61%     5.77%
                                       * JULY 1, 1992

CHART:
A $10,000 INVESTMENT SINCE INCEPTION:
      PREFERRED SHORT-TERM GOV'T. SEC. FUND   ML 1-3 YR. TREASURY INDEX
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003

INVESTMENT REVIEW
PREFERRED MONEY MARKET FUND
INVESTMENT OBJECTIVE:
The Preferred Money Market Fund seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

PORTFOLIO MANAGER PROFILE:
Portfolio Manager: Robert (Skip) R. Johnson

Title: Vice President, J. P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager at J. P. Morgan Investment Management. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.

Education: B.A. - Dartmouth College

DISCUSSION & ANALYSIS:
The Preferred Money Market Fund returned 5.4% for the fiscal year ended June 30, 1998, compared with a return of 5.2% for IBC's Money Fund Report Average/All Taxable. Since inception, the Fund's average annual return has been 4.4% compared to 4.3% for the benchmark.

During the fiscal year, a favorable combination of firm economic growth and tame inflation in addition to a sell-off in the short-term financial markets allowed interest rates to ease back to previous levels.


The volatile Asian markets resulted in a "flight to quality" for many investors. As a result, U.S. Treasury yields fell by 22, 18 and 10 basis points for 3-month, 6-month and 1-year maturities, respectively, in the first quarter of 1998. The fact that this strong growth occurred with relatively no inflation and robust consumer spending has given rise to speculation among investors that the Federal Reserve might tighten if the economy does not decelerate.

During the fiscal year, performance was enhanced by short agency discount notes as well as one-year securities. In addition, performance was positively affected by our decision to increase the Fund's holdings of floating-rate notes and asset-backed commercial paper. The effective management of duration and liquidity also added value to the Fund. The Fund was managed within a 35- to 58-day maturity range.

We forecast that the U.S. economy will slow down to 2% or less growth later this year, which would be in line with the Federal Reserve's target. However, this probability could be affected if consumer spending remains strong and late cycle price pressures accelerate. The Fund will remain near the top end of its maturity range in view of a slowing economy and a favorable inflation outlook, which should result in declining interest rates.
                                            - J. P. Morgan Investment Management


An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC'S MONEY FUND REPORT AVERAGE/ALL TAXABLE. This benchmark is used for taxable money market funds.

Note: Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

CUMULATIVE TOTAL RETURN:

                             PAST     PAST     PAST       SINCE
                           6 MONTHS  1 YEAR   5 YEARS   INCEPTION*
 PREFERRED MONEY
 MARKET FUND                 2.75%    5.40%    26.43%+    29.86%+
 IBC's Money Fund
 Report  Avg./All Taxable    2.52%    5.16%    25.39%     28.96%
                                                  * JULY 1, 1992
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.


AVERAGE ANNUAL TOTAL RETURN:

                          PAST       PAST      SINCE
                         1 YEAR     5 YEARS  INCEPTION*
 PREFERRED MONEY
 MARKET FUND              5.40%      4.80%+    4.45%+
 IBC's Money Fund
 Report Avg./All Taxable  5.16%      4.63%     4.33%
                                      * JULY 1, 1992
+ TOTAL RETURN WOULD HAVE BEEN LOWER IF A PORTION OF
THE MANAGEMENT FEE (0.15%) HAD NOT BEEN WAIVED FOR
THE PERIOD JANUARY 1, 1993 THROUGH OCTOBER 31, 1995.


CHART:
A $10,000 INVESTMENT SINCE INCEPTION:
           PREFERRED MONEY MARKET FUND   IBC'S MONEY FUND REPORT AVG/ALL TAXABLE
7/1/92                10000                               10000
12/31/92              10140                               10148
6/30/93               10271                               10284
12/31/93              10406                               10422
6/30/94               10569                               10583
12/31/94              10814                               10813
6/30/95               11126                               11113
12/31/95              11438                               11407
6/30/96               11719                               11690
12/31/96              12018                               11974
6/30/97               12319                               12259
12/31/97              12638                               12579
6/30/97               12986                               12896

STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 1998
                                                                 GROWTH           VALUE    INTERNATIONAL
ASSETS
Investments at value                                       $489,193,541    $386,273,900     $259,096,034
Short-term obligations at amortized cost                      9,706,000      29,219,393       26,325,000
Cash                                                                920                              213
Foreign currency at value                                                                        214,883
Receivable for investments sold                               6,636,154         456,399
Receivable for fund shares sold                               5,242,267       1,482,760          720,947
Receivable for variation margin
Dividends and interest receivable                               212,658         126,953        1,075,020
Receivable for open forward foreign currency contracts
Prepaid expenses and other assets                                   254             580               38
                                                           ------------    ------------     ------------

     Total assets                                           510,991,794     417,559,985      287,432,135
                                                           ------------    ------------     ------------

LIABILITIES
Payable for investments purchased                             2,005,899
Payable for fund shares redeemed                              1,764,650       3,623,839        3,049,603
Payable for distributions
Payable for:
   Management fee                                               299,512         250,290          223,140
   Audit fee                                                     22,355          18,768           22,640
   Custodian fees                                                10,499           7,287           39,552
   Legal fees                                                     9,802           8,378            6,178
   Trustees' fees                                                 4,383           3,315            3,258
   Transfer agent fees                                           11,093           9,467            8,312
   Other fees                                                    33,110          28,798           23,349
                                                           ------------    ------------     ------------
       Total liabilities                                      4,161,303       3,950,142        3,376,032
                                                           ------------    ------------     ------------
Net assets                                                 $506,830,491    $413,609,843     $284,056,103
                                                           ============    ============     ============

Shares of beneficial interest outstanding                    23,064,696      15,613,985       17,554,859
                                                           ============    ============     ============

Offering and redemption price per share                          $21.97          $26.49           $16.18
                                                           ============    ============     ============

COMPOSITION OF NET ASSETS:
Paid-in capital                                            $265,918,632    $185,250,771     $211,437,325
Undistributed net investment income                                           2,410,338        2,672,340
Accumulated net realized gains (losses) on
   investments, futures and foreign currency                101,530,358      11,015,774        8,069,437
Net unrealized appreciation (depreciation) on:
   Investments                                              139,381,501     214,932,960       61,873,862
   Futures
   Forwards
   Foreign denominated other assets,
      liabilities & currency                                                                       3,139
                                                                                            ------------
Net assets                                                 $506,830,491    $413,609,843     $284,056,103
                                                           ============    ============     ============
Investments and short-term obligations at cost             $359,518,040    $200,560,333     $223,547,172

Foreign currency holdings at cost                                                           $    212,106
See notes to financial statements

                                                                                  ASSET            FIXED
                                                              SMALL CAP      ALLOCATION           INCOME
ASSETS
Investments at value                                       $134,284,982    $106,811,642     $140,273,155
Short-term obligations at amortized cost                        566,335      63,848,835        2,111,043
Cash                                                                                605              475
Foreign currency at value
Receivable for investments sold                               1,189,332                        7,555,817
Receivable for fund shares sold                                 483,486         634,788          256,010
Receivable for variation margin                                                 100,469           38,405
Dividends and interest receivable                               150,410         722,149        1,493,781
Receivable for open forward foreign currency contracts                                           144,573
Prepaid expenses and other assets                                   609
                                                           ------------    ------------     ------------
     Total assets                                           136,675,154     172,118,488      151,873,259
                                                           ------------    ------------     ------------
LIABILITIES
Payable for investments purchased                               248,011          88,405          486,248
Payable for fund shares redeemed                                  6,302          34,554           57,275
Payable for distributions                                                         5,858            3,383
Payable for:
   Management fee                                                83,136          96,820           64,621
   Audit fee                                                     16,712          21,171           17,598
   Custodian fees                                                 8,957          14,037            8,265
   Legal fees                                                       925           1,079            2,465
   Trustees' fees                                                                   716            1,163
   Transfer agent fees                                            1,974           7,294            6,151
   Other fees                                                     5,674          14,988           21,816
                                                           ------------    ------------     ------------
        Total liabilities                                       371,691         284,922          668,985
                                                           ------------    ------------     ------------
Net assets                                                 $136,303,463    $171,833,566     $151,204,274
                                                           ============    ============     ============
Shares of beneficial interest outstanding                     8,744,214      10,980,440       14,505,934
                                                           ============    ============     ============
Offering and redemption price per share                          $15.59          $15.65           $10.42
                                                           ============    ============     ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $105,426,562    $129,895,653     $146,887,681
Undistributed net investment income                             125,934                          104,812
Accumulated net realized gains (losses) on
   investments, futures and foreign currency                  5,072,094         124,012        1,231,690
Net unrealized appreciation (depreciation) on:
   Investments                                               25,678,873      41,204,006        2,628,464
   Futures                                                                      609,895          209,456
   Forwards                                                                                      144,573
   Foreign denominated other assets,
      liabilities & currency                                                                      (2,402)
                                                           ------------    ------------     ------------
Net assets                                                 $136,303,463    $171,833,566     $151,204,274
                                                           ============    ============     ============
Investments and short-term obligations at cost             $109,172,444    $129,456,471     $139,755,734
Foreign currency holdings at cost
                                                             SHORT-TERM      MONEY
                                                             GOVERNMENT      MARKET
ASSETS
Investments at value                                        $52,391,081
Short-term obligations at amortized cost                      7,430,411    $ 99,245,542
Cash                                                                 50          11,352
Foreign currency at value
Receivable for investments sold
Receivable for fund shares sold                                  80,470       4,642,284
Receivable for variation margin
Dividends and interest receivable                               390,458         521,951
Receivable for open forward foreign currency contracts
Prepaid expenses and other assets
                                                            -----------    ------------
     Total assets                                            60,292,470     104,421,129
                                                            -----------    ------------
LIABILITIES
Payable for investments purchased
Payable for fund shares redeemed                                                190,233
Payable for distributions                                           101           1,697
Payable for:
   Management fee                                                17,236          25,217
   Audit fee                                                     19,270          15,655
   Custodian fees                                                 3,139           5,489
   Legal fees                                                       729           1,941
   Trustees' fees                                                   913           1,977
   Transfer agent fees                                            2,611           5,492
   Other fees                                                    12,190           5,904
                                                            -----------    ------------
        Total liabilities                                        56,189         253,605
                                                            -----------    ------------
Net assets                                                  $60,236,281    $104,167,524
                                                            ===========    ============
Shares of beneficial interest outstanding                     6,166,612     104,167,524
                                                            ===========    ============
Offering and redemption price per share                           $9.77           $1.00
                                                            ===========    ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                             $61,188,500    $104,167,524
Undistributed net investment income
Accumulated net realized gains (losses) on
   investments, futures and foreign currency                   (931,363)
Net unrealized appreciation (depreciation) on:
   Investments                                                  (20,856)
   Futures
   Forwards
   Foreign denominated other assets,
      liabilities & currency
                                                            -----------    ------------
Net assets                                                  $60,236,281    $104,167,524
                                                            ===========    ============
Investments and short-term obligations at cost              $59,842,348    $ 99,245,542
Foreign currency holdings at cost

STATEMENTS OF OPERATIONS
FISCAL YEAR ENDED
JUNE 30, 1998                                                    GROWTH         VALUE   INTERNATIONAL
INVESTMENT INCOME
Dividends                                                  $  3,288,897  $  6,012,624     $ 7,920,067
Interest                                                        396,590     1,239,009         829,653
                                                           ------------  ------------     -----------
                                                              3,685,487     7,251,633       8,749,720
Less foreign taxes withheld at source                           (51,802)                     (924,952)
                                                           ------------  ------------     -----------
   Total income                                               3,633,685     7,251,633       7,824,768
                                                           ------------  ------------     -----------
EXPENSES
Management fees                                               3,631,767     2,912,039       2,506,446
Audit fees                                                       36,000        31,000          36,000
Custodian fees                                                  128,000        91,000         501,000
Registration fees                                                25,000        19,000          24,000
Legal fees                                                       41,000        33,000          22,000
Trustees' fees                                                   16,000        12,000           9,000
Transfer agent fees                                              96,000        92,000          71,000
Insurance fees                                                   14,000        10,000           8,000
Other expenses                                                   56,304        55,159          27,999
                                                           ------------  ------------     -----------
   Total expenses                                             4,044,071     3,255,198       3,205,445
                                                           ------------  ------------     -----------
      Net investment income (loss)                             (410,386)    3,996,435       4,619,323
                                                           ------------  ------------     -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
   Investments                                              143,439,200    39,129,419      15,916,879
   Futures
   Forward contracts
   Foreign denominated other assets,
       liabilities & currency                                                                (260,093)
Change in net unrealized appreciation
   (depreciation) on:
   Investments                                               (4,397,983)   47,165,553         368,326
   Futures
   Forward contracts
   Foreign denominated other assets,
      liabilities & currency                                                                   11,111
                                                           ------------  ------------     -----------
           Net gain (loss)                                  139,041,217    86,294,972      16,036,223
                                                           ------------  ------------     -----------

Net increase (decrease) in net assets
   resulting from operations                               $138,630,831   $90,291,407     $20,655,546
                                                           ============   ===========     ===========
See notes to financial statements

                                                                                ASSET           FIXED
                                                              SMALL CAP    ALLOCATION          INCOME
INVESTMENT INCOME
Dividends                                                  $  1,453,684   $ 1,040,505
Interest                                                          7,986     4,974,335     $10,188,234
                                                           ------------   -----------     -----------
                                                              1,461,670     6,014,840      10,188,234
Less foreign taxes withheld at source                              (887)       (5,492)
                                                           ------------   -----------     -----------
   Total income                                               1,460,783     6,009,348      10,188,234
                                                           ------------   -----------     -----------
EXPENSES
Management fees                                                 918,583     1,023,199         747,105
Audit fees                                                       29,000        34,000          31,000
Custodian fees                                                   93,000       175,000         107,000
Registration fees                                                16,000        14,000          26,000
Legal fees                                                        9,000        10,000          12,000
Trustees' fees                                                    2,000         4,000           4,000
Transfer agent fees                                              25,000        54,000          52,000
Insurance fees                                                    2,000         4,000           4,000
Other expenses                                                   12,001        30,549          20,000
                                                           ------------   -----------     -----------
   Total expenses                                             1,106,584     1,348,748       1,003,105
                                                           ------------   -----------     -----------
      Net investment income (loss)                              354,199     4,660,600       9,185,129
                                                           ------------   -----------     -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
Net realized gain (loss) on:
   Investments                                               15,998,484     3,219,993       1,799,943
   Futures                                                                  4,179,437         527,799
   Forward contracts                                                                           48,557
   Foreign denominated other assets,
       liabilities & currency                                                                 (51,081)
Change in net unrealized appreciation
   (depreciation) on:
   Investments                                                6,609,372    17,834,579       1,515,003
   Futures                                                                   (975,261)        212,014
   Forward contracts                                                                          130,096
   Foreign denominated other assets,
      liabilities & currency                                                                   (2,410)
                                                           ------------   -----------     -----------
           Net gain (loss)                                   22,607,856    24,258,748       4,179,921
                                                           ------------   -----------     -----------

Net increase (decrease) in net assets
   resulting from operations                                $22,962,055   $28,919,348     $13,365,050
                                                            ===========   ===========     ===========

                                                             SHORT-TERM        MONEY
                                                             GOVERNMENT       MARKET
INVESTMENT INCOME
Dividends
Interest                                                     $3,578,681   $5,708,007
                                                             ----------   ----------
                                                              3,578,681    5,708,007
Less foreign taxes withheld at source
                                                             ----------   ----------
   Total income                                               3,578,681    5,708,007
                                                             ----------   ----------
EXPENSES
Management fees                                                 199,653      298,521
Audit fees                                                       32,000       26,000
Custodian fees                                                   48,000       65,000
Registration fees                                                18,000        9,000
Legal fees                                                        4,000        8,000
Trustees' fees                                                    2,000        4,000
Transfer agent fees                                              25,000       49,000
Insurance fees                                                    2,000        3,000
Other expenses                                                   13,135       11,002
                                                             ----------   ----------
   Total expenses                                               343,788      473,523
                                                             ----------   ----------
      Net investment income (loss)                            3,234,893    5,234,484
                                                             ----------   ----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
Net realized gain (loss) on:
   Investments                                                  (88,914)
   Futures
   Forward contracts
   Foreign denominated other assets,
       liabilities & currency
Change in net unrealized appreciation (depreciation) on:
   Investments                                                    3,372
   Futures
   Forward contracts
   Foreign denominated other assets,
      liabilities & currency
                                                             ----------   ----------
           Net gain (loss)                                      (85,542)
                                                             ----------   ----------

Net increase (decrease) in net assets
   resulting from operations                                 $3,149,351   $5,234,484
                                                             ==========   ==========

STATEMENTS OF CHANGES IN NET ASSETS
                                                                   GROWTH                            VALUE

                                                                  YEAR           YEAR             YEAR            YEAR
                                                                 ENDED          ENDED            ENDED           ENDED
                                                               6/30/98        6/30/97          6/30/98         6/30/97
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                             ($    410,386) ($    524,651)    $  3,996,435    $  3,300,434
Net realized gain (loss) on:
    Investments                                            143,439,200     65,171,565       39,129,419       1,849,729
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments                                            (4,397,983)    36,641,616       47,165,553      83,847,734
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
                                                          ------------   ------------     ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                   138,630,831    101,288,530       90,291,407      88,997,897
                                                          ------------   ------------     ------------    ------------
Distributions to shareholders from:
     Net investment income                                                                  (3,250,000)     (3,256,687)
     Net realized gains                                    (86,312,238)   (54,170,251)                      (9,329,095)
     In excess of realized gains                                                                              (368,409)
                                                          ------------   ------------     ------------    ------------
                                                           (86,312,238)   (54,170,251)      (3,250,000)    (12,954,191)
                                                          ------------   ------------     ------------    ------------
Fund share transactions:
     Receipts for shares sold                              271,215,829    111,186,933      209,248,942     128,368,956
     Value of distributions reinvested                      85,946,784     53,884,207        3,234,091      12,912,303
     Cost of shares redeemed                              (357,672,592)  (168,855,688)    (259,587,965)   (111,233,290)
                                                          ------------   ------------     ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                        (509,979)    (3,784,548)     (47,104,932)     30,047,969
                                                          ------------   ------------     ------------    ------------
                Total increase (decrease)                   51,808,614     43,333,731       39,936,475     106,091,675
NET ASSETS
     Beginning of year                                     455,021,877    411,688,146      373,673,368     267,581,693
                                                          ------------   ------------     ------------    ------------
     End of year                                          $506,830,491   $455,021,877     $413,609,843    $373,673,368
                                                          ============   ============     ============    ============
     Undistributed net investment income
           at end of year                                                                 $  2,410,338    $  1,663,903
                                                          ============   ============     ============    ============
NUMBER OF FUND SHARES
     Sold                                                   12,681,087      5,970,365        8,741,834       6,922,277
     Issued for distributions reinvested                     4,842,045      3,096,761          144,310         708,598
     Redeemed                                              (16,742,714)    (9,014,649)     (10,951,287)     (6,019,884)
                                                          ------------   ------------     ------------    ------------
       Net increase (decrease) in shares outstanding           780,418         52,477        2,065,143       1,610,991
Outstanding at:
     Beginning of year                                      22,284,278     22,231,801       17,679,128      16,068,137
                                                          ------------   ------------     ------------    ------------
     End of year                                            23,064,696     22,284,278       15,613,985      17,679,128
                                                          ============   ============     ============    ============
See notes to financial statements

                                                                           INTERNATIONAL                     SMALL CAP

                                                                  YEAR           YEAR             YEAR            YEAR
                                                                 ENDED          ENDED            ENDED           ENDED
                                                               6/30/98        6/30/97          6/30/98         6/30/97
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                              $  4,619,323   $  5,631,095     $    354,199    $    443,824
Net realized gain (loss) on:
    Investments                                             15,916,879      4,868,619       15,998,484       2,582,310
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency                              (260,093)      (378,463)
Change in net unrealized appreciation
  (depreciation) on:
     Investments                                               368,326     38,165,006        6,609,372      16,470,111
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency                                11,111         (2,909)
                                                          ------------   ------------     ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                    20,655,546     48,283,348       22,962,055      19,496,245
                                                          ------------   ------------     ------------    ------------
Distributions to shareholders from:
     Net investment income                                  (3,800,000)    (5,001,023)        (630,000)       (138,649)
     Net realized gains                                    (11,334,089)    (3,628,376)     (13,550,134)       (872,803)
     In excess of realized gains
                                                          ------------   ------------     ------------    ------------
                                                           (15,134,089)    (8,629,399)     (14,180,134)     (1,011,452)
                                                          ------------   ------------     ------------    ------------
Fund share transactions:
     Receipts for shares sold                              235,904,014    132,359,314       78,592,510      34,854,928
     Value of distributions reinvested                      15,067,423      8,604,550       14,167,942       1,011,452
     Cost of shares redeemed                              (237,729,186)   (72,952,827)     (50,116,715)    (15,166,080)
                                                          ------------   ------------     ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                      13,242,251     68,011,037       42,643,737      20,700,300
                                                          ------------   ------------     ------------    ------------
                Total increase (decrease)                   18,763,708    107,664,986       51,425,658      39,185,093
NET ASSETS
     Beginning of year                                     265,292,395    157,627,409       84,877,805      45,692,712
                                                          ------------   ------------     ------------    ------------
     End of year                                          $284,056,103   $265,292,395     $136,303,463     $84,877,805
                                                          ============   ============     ============    ============
     Undistributed net investment income
           at end of year                                 $  2,672,340   $  2,113,109     $    125,934     $   425,399
                                                          ============   ============     ============    ============
NUMBER OF FUND SHARES
     Sold                                                   15,075,789      9,319,513        4,932,192       3,056,514
     Issued for distributions reinvested                     1,072,399        619,016        1,008,381          82,010
     Redeemed                                              (15,054,821)    (4,965,744)      (3,133,590)     (1,263,669)
                                                          ------------   ------------     ------------    ------------
       Net increase (decrease) in shares outstanding         1,093,367      4,972,785        2,806,983       1,874,855
Outstanding at:
     Beginning of year                                      16,461,492     11,488,707        5,937,231       4,062,376
                                                          ------------   ------------     ------------    ------------
     End of year                                            17,554,859     16,461,492        8,744,214       5,937,231
                                                          ============   ============     ============    ============

                                                               ASSET ALLOCATION

                                                                  YEAR          YEAR
                                                                 ENDED         ENDED
                                                               6/30/98       6/30/97
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                              $  4,660,600   $  3,641,881
Net realized gain (loss) on:
    Investments                                              3,219,993      5,536,255
    Futures                                                  4,179,437      1,296,282
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation (depreciation) on:
     Investments                                            17,834,579      9,423,939
     Futures                                                  (975,261)     1,297,749
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
                                                          ------------    -----------
               Net increase (decrease) in net assets
               resulting from operations                    28,919,348     21,196,106
                                                          ------------    -----------
Distributions to shareholders from:
     Net investment income                                  (4,660,600)    (3,641,881)
     Net realized gains                                    (12,219,032)    (4,019,339)
     In excess of realized gains
                                                          ------------    -----------
                                                           (16,879,632)    (7,661,220)
                                                          ------------    -----------
Fund share transactions:
     Receipts for shares sold                               32,320,319     29,650,410
     Value of distributions reinvested                      16,807,794      7,651,646
     Cost of shares redeemed                               (18,219,019)   (18,841,534)
                                                          ------------    -----------
          Net increase (decrease) in net assets
          from fund share transactions                      30,909,094     18,460,522
                                                          ------------    -----------
                Total increase (decrease)                   42,948,810     31,995,408
NET ASSETS
     Beginning of year                                     128,884,756     96,889,348
                                                          ------------    -----------
     End of year                                          $171,833,566   $128,884,756
                                                          ============    ===========
     Undistributed net investment income
           at end of year
                                                          ============    ===========
NUMBER OF FUND SHARES
     Sold                                                    2,147,829      2,188,945
     Issued for distributions reinvested                     1,159,620        559,132
     Redeemed                                               (1,201,202)    (1,394,051)
                                                          ------------    -----------
       Net increase (decrease) in shares outstanding         2,106,247      1,354,026
Outstanding at:
     Beginning of year                                       8,874,193      7,520,167
                                                          ------------    -----------
     End of year                                            10,980,440      8,874,193
                                                          ============    ===========

STATEMENTS OF CHANGES IN NET ASSETS
                                                                FIXED INCOME                SHORT-TERM GOVERNMENT

                                                                  YEAR           YEAR             YEAR            YEAR
                                                                 ENDED          ENDED            ENDED           ENDED
                                                               6/30/98        6/30/97          6/30/98         6/30/97
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                              $  9,185,129   $  8,261,468     $  3,234,893    $  2,924,509
Net realized gain (loss) on:
    Investments                                              1,799,943        205,772          (88,914)       (121,577)
    Futures                                                    527,799        212,323
    Forward contracts                                           48,557        493,121
    Foreign denominated other assets,
          liabilities & currency                               (51,081)         4,577
Change in net unrealized appreciation
  (depreciation) on:
     Investments                                             1,515,003      1,650,442            3,372         246,617
     Futures                                                   212,014        (16,233)
     Forward contracts                                         130,096         14,477
     Foreign denominated other assets,
          liabilities & currency                                (2,410)             8
                                                          ------------   ------------     ------------    ------------
               Net increase (decrease) in net assets
               resulting from operations                    13,365,050     10,825,955        3,149,351       3,049,549
                                                          ------------   ------------     ------------    ------------
Distributions to shareholders from:
     Net investment income                                  (9,184,514)    (8,266,883)      (3,234,893)     (2,924,573)
     Net realized gains                                     (1,541,898)      (463,056)
     In excess of realized gains
                                                          ------------   ------------     ------------    ------------
                                                           (10,726,412)    (8,729,939)      (3,234,893)     (2,924,573)
                                                          ------------   ------------     ------------    ------------
Fund share transactions:
     Receipts for shares sold                               24,788,038     36,814,668        6,856,161       5,554,290
     Value of distributions reinvested                      10,675,319      8,716,605        3,231,487       2,922,565
     Cost of shares redeemed                               (27,056,203)   (18,653,299)      (4,573,234)     (5,549,739)
                                                          ------------   ------------     ------------    ------------
          Net increase (decrease) in net assets
          from fund share transactions                       8,407,154     26,877,974        5,514,414       2,927,116
                                                          ------------   ------------     ------------    ------------
                Total increase (decrease)                   11,045,792     28,973,990        5,428,872       3,052,092
NET ASSETS
     Beginning of year                                     140,158,482    111,184,492       54,807,409      51,755,317
                                                          ------------   ------------     ------------    ------------
     End of year                                          $151,204,274   $140,158,482      $60,236,281     $54,807,409
                                                          ============   ============     ============    ============
     Undistributed net investment income
           at end of year                                 $    104,812   $     89,002
                                                          ============   ============     ============    ============
NUMBER OF FUND SHARES
     Sold                                                    2,386,283      3,646,778          699,315         567,913
     Issued for distributions reinvested                     1,028,283        856,477          329,506         299,167
     Redeemed                                               (2,600,762)    (1,832,384)        (466,213)       (567,113)
                                                          ------------   ------------     ------------    ------------
       Net increase (decrease) in shares outstanding           813,804      2,670,871          562,608         299,967
Outstanding at:
     Beginning of year                                      13,692,130     11,021,259        5,604,004       5,304,037
                                                          ------------   ------------     ------------    ------------
     End of year                                            14,505,934     13,692,130        6,166,612       5,604,004
                                                          ============   ============     ============    ============
See notes to financial statements

                                                                 MONEY MARKET

                                                                  YEAR           YEAR
                                                                 ENDED          ENDED
                                                               6/30/98        6/30/97
INCREASE IN NET ASSETS
Operations:
Net investment income (loss)                              $  5,234,484   $  5,032,595
Net realized gain (loss) on:
    Investments
    Futures
    Forward contracts
    Foreign denominated other assets,
          liabilities & currency
Change in net unrealized appreciation
  (depreciation) on:
     Investments
     Futures
     Forward contracts
     Foreign denominated other assets,
          liabilities & currency
                                                          ------------   ------------
               Net increase (decrease) in net assets
               resulting from operations                     5,234,484      5,032,595
                                                          ------------   ------------
Distributions to shareholders from:
     Net investment income                                  (5,234,484)    (5,032,595)
     Net realized gains
     In excess of realized gains
                                                          ------------   ------------
                                                            (5,234,484)    (5,032,595)
                                                          ------------   ------------
Fund share transactions:
     Receipts for shares sold                              431,368,703    193,156,175
     Value of distributions reinvested                       5,149,937      5,006,772
     Cost of shares redeemed                              (442,033,262)  (178,963,236)
                                                          ------------   ------------
          Net increase (decrease) in net assets
          from fund share transactions                      (5,514,622)    19,199,711
                                                          ------------   ------------
                Total increase (decrease)                   (5,514,622)    19,199,711
NET ASSETS
     Beginning of year                                     109,682,146     90,482,435
                                                          ------------   ------------
     End of year                                          $104,167,524   $109,682,146
                                                          ============   ============
     Undistributed net investment income
           at end of year
                                                          ============   ============
NUMBER OF FUND SHARES
     Sold                                                  431,368,703    193,156,175
     Issued for distributions reinvested                     5,149,937      5,006,772
     Redeemed                                             (442,033,262)  (178,963,236)
                                                          ------------   ------------
       Net increase (decrease) in shares outstanding        (5,514,622)    19,199,711
Outstanding at:
     Beginning of year                                     109,682,146     90,482,435
                                                          ------------   ------------
     End of year                                           104,167,524    109,682,146
                                                          ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE YEAR)
                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                       Net          Total
                                      Net Asset        Net             Realized     Net Income
                                      Value,           Investment      and          (Loss) from
                                      Beginning        Income          Unrealized   Investment
                                      of Year          (Loss)          Gain (Loss)  Operations
PREFERRED GROWTH FUND
Year Ended June 30,
1993                                  $10.00           $0.01           $2.42        $2.43
1994                                   12.42            0.01            0.03         0.04
1995                                   12.46            0.01            4.24         4.25
1996                                   16.63            0.00            2.44         2.44
1997                                   18.52            0.00            4.76         4.76
1998                                   20.42            0.00            5.93         5.93
PREFERRED VALUE FUND
Year Ended June 30,
1993                                   10.00            0.19            1.44         1.63
1994                                   11.52            0.19           (0.12)        0.07
1995                                   11.33            0.21            2.62         2.83
1996                                   13.82            0.20            3.13         3.33
1997                                   16.65            0.19            5.10         5.29
1998                                   21.14            0.28            5.29         5.57
PREFERRED INTERNATIONAL FUND
Year Ended June 30,
1993                                   10.00            0.15           (0.53)       (0.38)
1994                                    9.59            0.08            2.47         2.55
1995                                   12.02            0.18            0.60         0.78
1996                                   12.24            0.19            1.47         1.66
1997                                   13.72            0.33            2.67         3.00
1998                                   16.12            0.26            0.76         1.02
PREFERRED SMALL CAP FUND
 (Commenced investment operations on
November 1, 1995)
Period Ended June 30,
1996+                                  10.00            0.05            1.22         1.27
1997                                   11.25            0.06            3.18         3.24
1998                                  $14.30           $0.03           $3.17        $3.20

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
* Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.
+ Eight-month period ended June 30, 1996.
++ Not annualized
+++ Annualized
See notes to financial statements

                                                             DISTRIBUTIONS
                                                       Distributions
                                      Distributions    from Net        Distributions               Net Asset         Total
                                      from Net         Realized        in Excess                   Value,            Return at
                                      Investment       Gains on        of Realized  Total          End of            Net Asset
                                      Income           Investments     Gains        Distributions  Year              Value(1)
PREFERRED GROWTH FUND
Year Ended June 30,
1993                                  $(0.01)          $    -           $   -       $(0.01)        $12.42            24.25%
1994                                       -                -               -            -          12.46             0.34%
1995                                   (0.02)           (0.06)              -        (0.08)         16.63            34.21%
1996                                   (0.01)           (0.54)              -        (0.55)         18.52            14.96%
1997                                       -            (2.86)              -        (2.86)         20.42            28.57%
1998                                       -            (4.38)              -        (4.38)         21.97            33.44%
PREFERRED VALUE FUND
Year Ended June 30,
1993                                   (0.11)               -               -        (0.11)         11.52            16.37%
1994                                   (0.16)           (0.10)              -        (0.26)         11.33             0.60%
1995                                   (0.20)           (0.14)              -        (0.34)         13.82            25.72%
1996                                   (0.21)           (0.29)              -        (0.50)         16.65            24.49%
1997                                   (0.20)           (0.58)          (0.02)       (0.80)         21.14            32.62%
1998                                   (0.22)               -               -        (0.22)         26.49            26.51%
PREFERRED INTERNATIONAL FUND
Year Ended June 30,
1993                                   (0.03)               -               -        (0.03)          9.59            (3.77%)
1994                                   (0.07)           (0.05)              -        (0.12)         12.02            26.66%
1995                                   (0.13)           (0.26)          (0.17)       (0.56)         12.24             6.70%
1996                                   (0.17)           (0.01)              -        (0.18)         13.72            13.70%
1997                                   (0.35)           (0.25)              -        (0.60)         16.12            22.50%
1998                                   (0.24)           (0.72)              -        (0.96)         16.18             7.18%
PREFERRED SMALL CAP FUND
 (Commenced investment operations on
November 1, 1995)
Period Ended June 30,
1996+                                  (0.02)               -               -        (0.02)         11.25            12.67%*++
1997                                   (0.03)           (0.16)              -        (0.19)         14.30            29.00%*
1998                                  $(0.08)          $(1.83)         $    -       $(1.91)        $15.59            23.45%
                                                           RATIOS TO AVERAGE NET ASSETS
                                                                       Operating
                                      Net                              Expenses     Net
                                      Assets,                          Before       Investment     Portfolio
                                      End of           Operating       Voluntary    Income         Turnover
                                      Year             Expenses        Waiver       (Loss)         Rate
PREFERRED GROWTH FUND
Year Ended June 30,
1993                                  $117,706,665     1.00%           -             0.07%         58.12%
1994                                   171,467,064     0.91%           -             0.13%         51.56%
1995                                   374,592,700     0.87%           -             0.13%         55.32%
1996                                   411,688,146     0.86%           -            (0.16%)        75.24%
1997                                   455,021,877     0.84%           -            (0.13%)        58.31%
1998                                   506,830,491     0.84%           -            (0.08%)        70.35%
PREFERRED VALUE FUND
Year Ended June 30,
1993                                   121,511,090     0.96%           -             1.79%         17.77%
1994                                   121,088,130     0.93%           -             1.64%         11.95%
1995                                   212,678,363     0.89%           -             1.95%         29.02%
1996                                   267,581,693     0.85%           -             1.23%         17.04%
1997                                   373,673,368     0.85%           -             1.06%          7.23%
1998                                   413,609,843     0.84%           -             1.03%         10.14%
PREFERRED INTERNATIONAL FUND
Year Ended June 30,
1993                                    39,126,841     1.60%           -             1.83%         16.21%
1994                                    94,933,414     1.38%           -             1.37%         27.78%
1995                                   118,216,038     1.32%           -             1.65%         29.47%
1996                                   157,627,409     1.31%           -             1.64%         19.61%
1997                                   265,292,395     1.25%           -             2.66%         13.16%
1998                                   284,056,103     1.22%           -             1.76%         17.08%
PREFERRED SMALL CAP FUND
 (Commenced investment operations on
November 1, 1995)
Period Ended June 30,
1996+                                   45,692,712      0.88%+++       1.23%+++      0.75%+++      65.70%++
1997                                    84,877,805      0.88%          0.98%         0.66%        104.45%
1998                                  $136,303,463      0.90%          -             0.29%        105.32%


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

*Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.

+ Eight-month period ended June 30, 1996.

++ Not annualized

+++ Annualized

See notes to financial statements

FINANCIAL HIGHLIGHTS
                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS

                                                                   Net             Total
                                   Net Asset        Net            Realized        Net Income
                                   Value,           Investment     and             (Loss) from
                                   Beginning        Income         Unrealized      Investment
                                   of Year          (Loss)         Gain (Loss)     Operations
PREFERRED ASSET
ALLOCATION FUND
Year Ended June 30,
1993                               $10.00           $0.34          $0.99           $1.33
1994                                10.90            0.30          (0.42)          (0.12)
1995                                10.27            0.38           1.79            2.17
1996                                11.97            0.40           1.72            2.12
1997                                12.88            0.44           2.17            2.61
1998                                14.52            0.47           2.51            2.98
PREFERRED FIXED
INCOME FUND
Year Ended June 30,
1993                                10.00            0.51           0.71            1.22
1994                                10.60            0.47          (0.50)          (0.03)
1995                                 9.80            0.58           0.50            1.08
1996                                10.30            0.58          (0.16)           0.42
1997                                10.09            0.64           0.19            0.83
1998                                10.24            0.64           0.29            0.93
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND
Year Ended June 30,
1993                                10.00            0.39           0.23            0.62
1994                                10.08            0.37          (0.29)           0.08
1995                                 9.77            0.51           0.03            0.54
1996                                 9.80            0.53          (0.04)           0.49
1997                                 9.76            0.53           0.02            0.55
1998**                               9.78            0.56          (0.01)           0.55
PREFERRED MONEY
MARKET FUND
Year Ended June 30,
1993                                 1.00             0.03             -            0.03
1994                                 1.00             0.03             -            0.03
1995                                 1.00             0.05             -            0.05
1996                                 1.00             0.05             -            0.05
1997                                 1.00             0.05             -            0.05
1998                                $1.00            $0.05         $   -           $0.05

See notes to financial statements

                                                          DISTRIBUTIONS
                                                    Distributions
                                   Distributions    from Net          Distributions                      Net Asset      Total
                                   from Net         Realized          in Excess                          Value,         Return at
                                   Investment       Gains on          of Realized      Total             End of         Net Asset
                                   Income           Investments       Gains            Distributions     Year           Value(1)
PREFERRED ASSET
ALLOCATION FUND
Year Ended June 30,
1993                               $(0.34)          $(0.09)           $   -            $(0.43)           $10.90         13.57%
1994                                (0.30)           (0.21)               -             (0.51)            10.27         (1.28%)
1995                                (0.38)           (0.09)               -             (0.47)            11.97         21.70%
1996                                (0.40)           (0.81)               -             (1.21)            12.88         18.23%
1997                                (0.44)           (0.53)               -             (0.97)            14.52         21.01%
1998                                (0.47)           (1.38)               -             (1.85)            15.65         21.84%
PREFERRED FIXED
INCOME FUND
Year Ended June 30,
1993                                (0.51)           (0.11)               -             (0.62)            10.60         12.59%
1994                                (0.47)           (0.14)           (0.16)            (0.77)             9.80         (0.46%)
1995                                (0.58)               -                -             (0.58)            10.30         11.48%
1996                                (0.58)           (0.05)               -             (0.63)            10.09          4.12%
1997                                (0.64)           (0.04)               -             (0.68)            10.24          8.39%
1998                                (0.64)           (0.11)               -             (0.75)            10.42          9.32%
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND
Year Ended June 30,
1993                                (0.39)           (0.15)               -             (0.54)            10.08          6.32%
1994                                (0.37)               -            (0.02)            (0.39)             9.77          0.86%
1995                                (0.51)               -                -             (0.51)             9.80          5.71%
1996                                (0.53)               -                -             (0.53)             9.76          5.10%
1997                                (0.53)               -                -             (0.53)             9.78          5.81%
1998**                              (0.56)               -                -             (0.56)             9.77          5.72%
PREFERRED MONEY
MARKET FUND
Year Ended June 30,
1993                                (0.03)               -                -             (0.03)             1.00          2.71%*
1994                                (0.03)               -                -             (0.03)             1.00          2.91%*
1995                                (0.05)               -                -             (0.05)             1.00          5.27%*
1996                                (0.05)               -                -             (0.05)             1.00          5.32%*
1997                                (0.05)               -                -             (0.05)             1.00          5.14%
1998                               $(0.05)          $    -            $   -            $(0.05)            $1.00          5.40%

                                                           RATIOS TO AVERAGE NET ASSETS

                                                                   Operating
                                   Net                             Expenses        Net
                                   Assets,                         Before          Investment      Portfolio
                                   End of           Operating      Voluntary       Income          Turnover
                                   Year             Expenses       Waiver          (Loss)          Rate
PREFERRED ASSET
ALLOCATION FUND
Year Ended June 30,
1993                               $48,420,381      1.27%            -             3.25%           34.10%
1994                                58,961,139      1.25%            -             2.76%           24.71%
1995                                77,745,018      1.11%            -             3.52%           18.27%
1996                                96,889,348      1.04%            -             3.21%           38.25%
1997                               128,884,756      0.99%            -             3.29%           27.73%
1998                               171,833,566      0.92%            -             3.19%           27.90%
PREFERRED FIXED
INCOME FUND
Year Ended June 30,
1993                                35,889,454      1.05%            -             4.91%           316.06%
1994                                45,872,668      0.97%            -             4.53%           254.92%
1995                                57,911,899      0.95%            -             5.94%           330.55%
1996                               111,184,492      0.93%            -             5.65%           313.51%
1997                               140,158,482      0.74%            -             6.32%           105.98%
1998                               151,204,274      0.67%            -             6.16%           143.66%
PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND
Year Ended June 30,
1993                                27,027,485      0.78%            -             3.87%           268.36%
1994                                30,271,535      0.74%            -             3.75%           134.34%
1995                                32,121,171      0.71%            -             5.27%           256.44%
1996                                51,755,317      0.66%            -             5.37%            79.04%
1997                                54,807,409      0.63%            -             5.49%           183.73%
1998**                              60,236,281      0.60%            -             5.67%           263.47%
PREFERRED MONEY
MARKET FUND
Year Ended June 30,
1993                                18,146,496      0.80%          0.87%           2.67%           N/A
1994                                45,605,598      0.53%          0.68%           2.97%           N/A
1995                                79,585,753      0.39%          0.54%           5.24%           N/A
1996                                90,482,435      0.49%          0.54%           5.25%           N/A
1997                               109,682,146      0.48%            -             5.03%           N/A
1998                              $104,167,524      0.48%            -             5.28%           N/A

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

*Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the advisor.

**Shareholders holding a majority of the Short-Term Government Fund's shares approved a new subadvisor agreement for the Fund with J.P. Morgan Investment
Management, Inc., which assumed primary responsibility for the day-to-day management of the Fund's portfolio on November 1, 1997. Caterpillar Investment
Management Ltd. reassumed primary responsibility for the day-to-day management of the Fund's portfolio on April 1,1998.

See notes to financial statements

SCHEDULES OF INVESTMENTS
PREFERRED GROWTH FUND

COMMON STOCK - 96.52%                          SHARES            VALUE

AEROSPACE - 1.54%
  Boeing Co                                   175,400     $  7,816,263
                                                          ------------


BANKS - 8.12%
  Chase Manhattan Corp                        204,992       15,476,896
  Citicorp                                     99,200       14,805,600
  Fleet Financial Group Inc                    69,200        5,778,200
  MBNA Corp                                   154,975        5,114,175
                                                          ------------
                                                            41,174,871
                                                          ------------

CHEMICALS - 2.07%
  Monsanto Co                                 187,400       10,470,975
                                                          ------------


COMPUTER SOFTWARE - 7.30%
  Microsoft Corp *                            112,600       12,203,025
  Oracle Corp *                               192,300        4,723,369
  Parametric Technology Corp *                188,500        5,113,063
  Platinum Technology Inc *                   267,900        7,651,894
  SAP Aktiengesellschaft ADR                   32,200        7,276,975
                                                          ------------
                                                            36,968,326
                                                          ------------

CONGLOMERATES - 2.51%
  General Electric Co                         139,800       12,721,800
                                                          ------------


CONSUMER PRODUCTS - 1.51%
  Gillette Co                                 135,200        7,664,150
                                                          ------------


DISCOUNT & FASHION RETAILING - 8.73%
  Dollar General Corp                         172,925        6,841,345
  Gap Inc                                     152,900        9,422,463
  Home Depot Inc                              125,149       10,395,189
  Kohls Corp                                  176,000        9,130,000
  Sears Roebuck & Co                          138,800        8,475,475
                                                          ------------
                                                            44,264,472
                                                          ------------

ELECTRICAL & ELECTRONICS - 5.41%
  Intel Corp                                  103,900        7,701,588
  KLA Tencor Corp *                           119,800        3,316,963
  Symbol Technologies Inc                     204,825        7,732,144
  Texas Instruments Inc                       148,800        8,676,900
                                                          ------------
                                                            27,427,595
                                                          ------------

FINANCE-OTHER - 8.10%
  Associates First Capital Corp                97,300        7,479,938
  Merrill Lynch & Co Inc                       85,000        7,841,250



----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

FINANCE-OTHER (continued)
  Morgan Stanley Dean Witter & Co             124,820      $11,405,428
  Schwab (Charles) Corp                       103,200        3,354,000
  Washington Mutual Inc                       252,000       10,946,250
                                                          ------------
                                                            41,026,866
                                                          ------------

FUEL - 1.29%
  Schlumberger Ltd                             96,000        6,558,000
                                                          ------------


HEALTH CARE - 11.24%
  American Home Products Corp                 189,500        9,806,625
  Eli Lilly & Co                              148,800        9,830,100
  Healthsouth Corp *                          170,300        4,544,881
  Pfizer Inc                                  134,700       14,640,206
  Schering Plough Corp                        109,500       10,032,938
  Warner Lambert Co                           117,000        8,116,875
                                                          ------------
                                                            56,971,625
                                                          ------------

INSURANCE - 3.39%
  Ace Ltd                                     191,200        7,456,800
  Provident Cos Inc                           135,600        4,678,200
  Unum Corp                                    90,800        5,039,400
                                                          ------------
                                                            17,174,400
                                                          ------------

LEISURE TIME INDUSTRIES - 3.60%
  Hilton Hotels Corp                          335,800        9,570,300
  Promus Hotel Corp *                         150,140        5,780,390
  Walt Disney Co                               27,400        2,878,713
                                                          ------------
                                                            18,229,403
                                                          ------------

MANUFACTURING - 1.83%
  Applied Materials Inc *                     160,300        4,728,850
  Case Corp                                    94,700        4,569,275
                                                          ------------
                                                             9,298,125
                                                          ------------

OFFICE EQUIPMENT & COMPUTERS - 13.33%
  3Com Corp *                                 157,400        4,830,213
  Ascend Communications Inc *                 111,100        5,506,394
  Cisco Systems Inc *                         169,950       15,646,022
  Compaq Computer Corp                        287,000        8,143,625
  Dell Computer Corp *                         97,300        9,030,656
  HBO & Co                                    210,600        7,423,650
  Hewlett Packard Co                          140,300        8,400,463
  International Business Machines              74,600        8,565,013
                                                          ------------
                                                            67,546,036
                                                          ------------
See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------
SERVICE INDUSTRIES - 1.55%
  Omnicom Group                               158,000   $    7,880,250
                                                          ------------


TELECOMMUNICATIONS - 14.12%
  Airtouch Communications Inc *               148,400        8,672,125
  CBS Corp                                    275,100        8,734,425
  Ciena Corp *                                135,600        9,441,150
  Clear Channel Communications *               79,600        8,686,350
  Nokia Corp ADR                              111,200        8,068,950
  Tellabs Inc *                               103,200        7,391,700
  Vodafone Group PLC ADR                       37,100        4,676,919
  Worldcom Inc *                              328,100       15,892,340
                                                          ------------
                                                            71,563,959
                                                          ------------

TRANSPORTATION - .88%
  FDX Corp *                                   70,700        4,436,425
                                                          ------------


TOTAL COMMON STOCK
  (Cost $349,812,040)                                      489,193,541
                                                          ============


----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.92%                    PAR            VALUE
----------------------------------------------------------------------

COMMERCIAL PAPER - 1.92%
  Ford Motor Credit Co
   5.90%  July 1, 1998                    $ 9,706,000        9,706,000
                                                          ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $9,706,000)                                          9,706,000
                                                          ============


TOTAL INVESTMENTS - 98.44%
  (Cost $359,518,040)                                      498,899,541
                                                          ============


OTHER ASSETS AND LIABILITIES - 1.56%                         7,930,950
                                                          ============


TOTAL NET ASSETS - 100%                                   $506,830,491
                                                          ============

See notes to financial statements and notes to schedules of investments

PREFERRED VALUE FUND
----------------------------------------------------------------------
COMMON STOCK - 93.39%                          SHARES            VALUE
----------------------------------------------------------------------

AEROSPACE - 4.99%
  Boeing Co                                   225,000      $10,026,563
  Lockheed Martin Corp                        100,000       10,587,500
                                                          ------------
                                                            20,614,063
                                                          ------------

BANKS - 7.32%
  Citicorp                                    104,000       15,522,000
  Wells Fargo & Co                             40,000       14,760,000
                                                          ------------
                                                            30,282,000
                                                          ------------

CHEMICALS - 7.72%
  Du Pont E I de Nemours & Co                 140,000       10,447,500
  Hercules Inc                                139,000        5,716,375
  Monsanto Co                                 282,000       15,756,750
                                                          ------------
                                                            31,920,625
                                                          ------------

CONGLOMERATES - 4.83%
  General Electric Co                         165,000       15,015,000
  Tenneco Inc                                 130,000        4,948,125
                                                          ------------
                                                            19,963,125
                                                          ------------

CONSUMER PRODUCTS - 6.62%
  Anheuser Busch Cos Inc                      110,000        5,190,625
  Avon Products Inc                           140,000       10,850,000
  Diageo PLC ADR                              194,400        9,367,650
  Philip Morris Cos Inc                        50,000        1,968,750
                                                          ------------
                                                            27,377,025
                                                          ------------

DISCOUNT & FASHION RETAILING - 2.22%
  May Department Stores Co                    140,000        9,170,000
                                                          ------------


ELECTRICAL & ELECTRONICS - 2.69%
  Intel Corp                                  150,000       11,118,750
                                                          ------------


FINANCE-OTHER - 18.84%
  Conseco Inc                                  70,000        3,272,500
  Countrywide Credit Industries Inc           260,000       13,195,000
  Federal Home Loan Mortgage Corp             370,000       17,413,125
  Morgan Stanley Dean Witter & Co             150,000       13,706,250
  Transamerica Corp                            87,000       10,015,875
  Travelers Group Inc                         335,000       20,309,375
                                                          ------------
                                                            77,912,125
                                                          ------------

FOOD - 2.40%
  Dole Food Inc                               200,000        9,937,500
                                                          ------------

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

HEALTH CARE - 2.25%
  Becton Dickinson & Co                       120,000     $  9,315,000
                                                          ------------


INSURANCE - 13.92%
  Ace Ltd                                     390,000       15,210,000
  Aflac Inc                                   348,000       10,548,750
  American International Group Inc             90,000       13,140,000
  Exel Ltd                                    240,000       18,675,000
                                                          ------------
                                                            57,573,750
                                                          ------------

LEISURE TIME INDUSTRIES - 2.49%
  Carnival Corp Class A                       260,000       10,302,500
                                                          ------------


MANUFACTURING - 5.88%
  Caterpillar Inc                             150,000        7,931,250
  Dover Corp                                   75,000        2,568,750
  Minnesota Mining & Manufacturing Co          75,000        6,164,063
  Shaw Industries Inc                         435,000        7,666,875
                                                          ------------
                                                            24,330,938
                                                          ------------

METALS & MINING - .96%
  Freeport McMoRan Copper & Gold Class B      261,000        3,963,938
                                                          ------------


PAPER & FOREST PRODUCTS - 1.03%
  Champion International Corp                  87,000        4,279,313
                                                          ------------


PUBLISHING & BROADCASTING - .90%
  Reed International PLC                      100,000        3,712,500
                                                          ------------


SERVICE INDUSTRIES - 1.55%
  Arrow Electronics Inc *                     295,000        6,416,250
                                                          ------------


TELECOMMUNICATIONS - 2.96%
  Sprint Corp                                 174,000       12,267,000
                                                          ------------


TRANSPORTATION - 3.82%
  AMR Corp *                                  190,000       15,817,498
                                                          ------------


TOTAL COMMON STOCK
  (Cost $171,340,940)                                      386,273,900
                                                          ============

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.06%             PAR/SHARES            VALUE
----------------------------------------------------------------------

COMMERCIAL PAPER - 6.27%
  Household Financial Corp
    5.55%  July 14, 1998 @                 $5,000,000     $  4,989,979
    5.55%  July 16, 1998 @                  5,000,000        4,988,438
  Merrill Lynch & Co Inc
    5.54%  July 2, 1998 @                   4,000,000        3,999,384
    5.58%  July 7, 1998 @                   4,000,000        3,996,280
    5.59%  July 21, 1998 @                  5,000,000        4,984,472
    5.63%  July 9, 1998 @                   3,000,000        2,996,247
                                                          ------------
                                                            25,954,800
                                                          ------------

SHORT TERM INVESTMENT FUND - .79%
  State Street Global Advisors Money
    Market Fund                             3,264,593        3,264,593
                                                          ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $29,219,393)                                        29,219,393
                                                          ============


TOTAL INVESTMENTS - 100.45%
  (Cost $200,560,333)                                      415,493,293
                                                          ============


OTHER ASSETS AND LIABILITIES - (.45%)                       (1,883,450)
                                                          ============

TOTAL NET ASSETS - 100%                                   $413,609,843
                                                          ============



PREFERRED INTERNATIONAL FUND

----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS - 91.21%            SHARES            VALUE
----------------------------------------------------------------------

ARGENTINA - 2.49%

COMMUNICATION SERVICES - 1.13%
  Telecom Argentina Stet France Class B ADR   108,000     $  3,219,750

INTERNATIONAL OIL - 1.36%
  YPF Sociedad Anomina Class D ADR            128,300        3,857,019
                                                          ------------

  Total Argentina                                            7,076,769
                                                          ============

----------------------------------------------------------------------
AUSTRALIA - 6.73%

BANKS - 1.86%
  National Australia Bank                     399,000        5,275,566

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES            VALUE
----------------------------------------------------------------------

AUSTRALIA (continued)

CONGLOMERATES - 1.39%
  CSR Limited                               1,365,000     $  3,948,527

CONSTRUCTION MATERIALS - 1.48%
  Pioneer International Ltd                 1,759,000        4,203,811

TRUCKING & FREIGHT - 2.00%
  Mayne Nickless Ltd                        1,072,000        5,689,544
                                                          ------------

  Total Australia                                           19,117,448
                                                          ============


----------------------------------------------------------------------
CANADA - 3.51%

ALUMINUM - 1.59%
  Alcan Aluminum Ltd                          166,000        4,523,530

BANKS - 1.92%
  Bank Nova Scotia Halifax                    220,000        5,441,881
                                                          ------------

  Total Canada                                               9,965,411
                                                          ============


----------------------------------------------------------------------
FRANCE - 10.06%

APPAREL & TEXTILES - 1.76%
  Christian Dior                               39,700        4,997,221

AUTOMOBILES - 3.09%
  Peugeot SA                                   40,800        8,773,178

GAS EXPLORATION - 2.39%
  Elf Aquitaine                                48,300        6,790,777

HOMEBUILDERS - 2.82%
  Bouygues                                     44,200        8,027,458
                                                          ------------

  Total France                                              28,588,634
                                                          ============


----------------------------------------------------------------------
ITALY - 7.02%

APPAREL & TEXTILES - 2.38%
  Benetton Group SPA                        3,250,000        6,755,171
                                                          ------------

BANKS - 4.64%
  Banca Pop Bergam CV                         275,000        5,664,837
  Banca Pop di Brescia                        397,500        7,517,096
                                                          ------------
                                                            13,181,933
                                                          ------------

  Total Italy                                               19,937,104
                                                          ============


----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES            VALUE
----------------------------------------------------------------------

JAPAN - 5.05%

AUTOMOBILES - .84%
  Nissan Motor Co                             756,000     $  2,389,325
                                                          ------------

ELECTRICAL EQUIPMENT - 1.14%
  Hitachi                                     496,000        3,246,402
                                                          ------------

HOUSEHOLD APPLIANCES - 3.07%
  Matsushita Electric Industries              240,000        3,870,688
  Sony Corp                                    56,000        4,839,806
                                                          ------------
                                                             8,710,494
                                                          ------------
  Total Japan                                               14,346,221
                                                          ============

----------------------------------------------------------------------
NETHERLANDS - 10.49%

AIR TRAVEL - 2.08%
  KLM Royal Dutch Air Lines                   145,000        5,892,018

CHEMICALS - 2.74%
  Akzo Nobel NV                                35,000        7,786,004

FINANCIAL SERVICES - 2.95%
  ING Groep NV                                128,000        8,387,455

INDUSTRIAL MACHINERY - 1.18%
  Stork NV                                    105,000        3,347,190

PETROLEUM - 1.54%
  Pakhoed NV Kon                              135,000        4,383,225
                                                          ------------

  Total Netherlands                                         29,795,892
                                                          ============

----------------------------------------------------------------------
NEW ZEALAND - 2.12%

FOOD & BEVERAGES - .82%
  Lion Nathan Ltd                           1,046,000        2,329,545

FOREST PRODUCTS - .67%
  Carter Holt Harvey                        2,200,000        1,923,214

HOUSEHOLD APPLIANCES - .63%
  Fisher & Paykel                             700,000        1,784,801
                                                          ------------

  Total New Zealand                                          6,037,560
                                                          ============

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES            VALUE
----------------------------------------------------------------------

NORWAY - 1.06%

PETROLEUM SERVICES - 1.06%
  Saga Petroleum                              195,200     $  3,005,232
                                                          ------------

  Total Norway                                               3,005,232
                                                          ============

----------------------------------------------------------------------
SOUTH KOREA - 1.23%

ELECTRICAL EQUIPMENT - .31%
  Samsung Electronic                           28,565          884,204

ELECTRIC UTILITIES - .68%
  Korea Electric Power                        179,400        1,914,210

STEEL - .24%
  Pohang Iron & Steel                          20,280          687,718
                                                          ------------

  Total South Korea                                          3,486,132
                                                          ============

----------------------------------------------------------------------
SPAIN - 6.80%

BANKS - 4.61%
  Banco Bilbao Vizcaya                        160,000        8,211,281
  Banco de Andalucia                           23,000        4,874,470
                                                          ------------
                                                            13,085,751
                                                          ------------
ELECTRIC UTILITIES - 2.19%
  Iberdrola SA                                383,000        6,218,911
                                                          ------------

  Total Spain                                               19,304,662
                                                          ============

----------------------------------------------------------------------
SWEDEN - 7.58%

DRUGS & HEALTH CARE - 2.30%
  Pharmacia & UpJohn                          141,900        6,529,250

HOUSEHOLD APPLIANCES - 2.48%
  Electrolux AB Series B                      410,000        7,042,377

INDUSTRIAL MACHINERY - 1.25%
  SKF AB Series B                             195,000        3,545,010

MINING - 1.55%
  Svedala Industrial                          190,000        4,406,971
                                                          ------------

  Total Sweden                                              21,523,608
                                                          ============



----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES            VALUE
----------------------------------------------------------------------

SWITZERLAND - 11.11%

BANKS - 2.68%
  UBS AG                                       20,462     $  7,621,058

DRUGS & HEALTH CARE - 1.88%
  Novartis AG                                   3,200        5,333,686

INDUSTRIAL MACHINERY - 2.05%
  Sulzer AG                                     7,360        5,817,817

RETAIL TRADE - 1.95%
  Valora Holding AG                            21,000        5,547,117

TOYS & AMUSEMENTS - 2.55%
  Swatch Group                                  9,375        7,255,828
                                                          ------------

  Total Switzerland                                         31,575,506
                                                          ============

----------------------------------------------------------------------
UNITED KINGDOM - 15.96%

APPAREL & TEXTILES - .78%
  Coats Viyella                             1,800,000        2,209,013

BANKS - 2.42%
  National Westminster                        385,000        6,884,757

FOOD & BEVERAGES - 2.18%
  Allied Domecq PLC                           660,000        6,204,271

LEISURE TIME - 1.55%
  Rank Group                                  800,000        4,394,650

NON-FERROUS METALS - 1.91%
  Rio Tinto                                   480,000        5,409,828

RETAIL GROCERY - 2.41%
  Tesco                                       700,000        6,837,421

STEEL - 1.45%
  British Steel                             1,877,000        4,129,080

TELEPHONE - 3.26%
  British Telecom                             750,000        9,266,835
                                                          ------------

  Total United Kingdom                                      45,335,855
                                                          ============

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS                     SHARES            VALUE
----------------------------------------------------------------------

TOTAL COMMON STOCK & EQUIVALENTS
  (Cost $197,222,172)                                     $259,096,034
                                                          ============

----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.27%                    PAR            VALUE
----------------------------------------------------------------------

REPURCHASE AGREEMENTS - 9.27% State Street
  Repo 5.00% July 1, 1998 (Cost -
  $26,325,000)(Dated June 30, 1998, due
  July 1, 1998, collateralized by
  $19,685,000 U.S. Treasury Bond 8.50%,
  February 15, 2020, Market Value
  $26,857,328, Repurchase
  Proceeds $25,328,656)                   $26,325,000       26,325,000


TOTAL SHORT TERM INVESTMENTS
  (Cost $26,325,000)                                        26,325,000
                                                          ============

TOTAL INVESTMENTS - 100.48%
  (Cost $223,547,172)                                      285,421,034
                                                          ============

OTHER ASSETS & LIABILITIES - (.48%)                         (1,364,931)
                                                          ============

TOTAL NET ASSETS - 100%                                   $284,056,103
                                                          ============




PREFERRED SMALL CAP FUND

----------------------------------------------------------------------
COMMON STOCK - 98.52%                          SHARES            VALUE
----------------------------------------------------------------------

AEROSPACE - 2.40%
  Aviall Inc *                                 83,600     $  1,144,275
  America West Holding Corp Class B *          26,500          756,906
  BE Aerospace Inc *                           24,900          725,213
  Ducommun Inc *                               32,550          651,000
                                                          ------------
                                                             3,277,394
                                                          ------------

AUTOMOTIVE - 1.65%
  Arvin Industry Inc                           62,000        2,251,375
                                                          ------------


BANKS - .59%
  BSB Bancorp Inc                              11,350          343,338
  Mid-Am Inc                                   18,100          457,025
                                                          ------------
                                                               800,363
                                                          ------------



----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

CHEMICALS - 2.24%
  Chemed Corp                                  32,700     $  1,113,844
  Spartech Corp                                37,900          812,481
  Wellman Inc                                  49,900        1,132,106
                                                          ------------
                                                             3,058,431
                                                          ------------

COMPUTER SOFTWARE - 1.74%
  Dialogic Corp *                              38,200        1,136,450
  Symantec Corp *                              47,000        1,227,875
                                                          ------------
                                                             2,364,325
                                                          ------------

CONSUMER PRODUCTS - 4.99%
  Ethan Allen Interiors Inc                    26,600        1,328,338
  Fingerhut Cos Inc                            77,300        2,550,900
  Finlay Enterprises Inc *                     25,000          603,125
  Nortek Inc *                                 22,100          679,575
  Thomas Industry Inc                          11,100          271,256
  Universal Corp                               36,400        1,360,450
                                                          ------------
                                                             6,793,644
                                                          ------------

DISCOUNT & FASHION RETAILING - 8.20%
  Ames Department Stores Inc *                 75,700        1,991,856
  Burlington Coat Factory Warehouse            60,460        1,360,350
  Goody's Family Clothing Inc *                30,000        1,646,250
  Oxford Industry Inc                          37,700        1,317,144
  Ross Stores Inc                              38,800        1,668,400
  Russ Berrie & Co Inc                         50,900        1,272,500
  Shopko Stores Inc *                          27,800          945,200
  The Dress Barn *                             39,000          970,125
                                                          ------------
                                                            11,171,825
                                                          ------------

ELECTRICAL & ELECTRONICS - 8.70%
  Ametek Aerospace Products Inc                31,000          908,688
  CHS Electronics Inc *                       100,450        1,795,544
  Eagle Geophysical Inc *                      59,300          622,650
  Encore Wire Corp *                           62,175        1,002,572
  General Cable Corp                           52,350        1,511,606
  MTS System Corp                              91,800        1,474,538
  Neomagic Corp *                              69,200        1,072,600
  Semtech Corp *                               37,900          670,356
  Technitrol Inc                               28,600        1,142,213
  Triumph Group Inc *                          15,200          638,400
  Veritas DGC Inc *                            20,400        1,018,725
                                                          ------------
                                                            11,857,892
                                                          ------------

FINANCE-OTHER - 16.82%
  Alfa Corp                                    45,100          935,825
  Americredit Corp *                           38,200        1,363,263
  Arthur J Gallagher & Co *                    24,500        1,096,375
  Delphi Financial Group Inc *                 17,256          971,729
  Delta Financial Corp *                       24,800          455,700

See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

FINANCE-OTHER (continued)
  Doral Financial Corp                         56,400      $   987,000
  Dynex Cap Inc                                20,800          231,400
  Eaton Vance Corp                             17,700          819,731
  FBL Financial Group Inc *                    27,000          691,875
  Fidelity National Financial Inc              43,500        1,731,844
  First American Financial Corp                32,400        2,916,000
  Flagstar Bancorp Inc                         19,600          477,750
  Impac Mortgage Holdings Inc                 118,200        1,839,488
  Investment Technology Group Inc *            54,500        1,498,750
  Jefferies Group Inc                          30,900        1,266,900
  Landamerica Financial Group Inc              19,100        1,093,475
  Raymond James Financial Inc                  56,375        1,687,727
  Resource Bancshare Mortgage Group Inc        35,000          651,875
  Stewart Information Services Corp            45,400        2,204,738
                                                          ------------
                                                            22,921,445
                                                          ------------

FOOD - .75%
  Michael Foods Inc                            18,800          552,250
  Suiza Foods Corp *                            7,800          465,563
                                                          ------------
                                                             1,017,813
                                                          ------------

FUEL - 2.61%
  Cliffs Drilling Co *                         15,800          518,438
  Key Energy Group Inc *                       60,900          799,313
  Seacor Smit Inc *                            36,500        2,237,906
                                                          ------------
                                                             3,555,657
                                                          ------------

HEALTH CARE - 3.92%
  Bio Rad Laboratories Inc *                   58,000        1,776,250
  Cooper Cos Inc *                             38,700        1,410,131
  Curative Health Services Inc *                9,700          276,450
  Datascope Corp *                             22,900          608,281
  Integrated Health Services Inc               17,800          667,500
  Novacare Inc                                 51,200          601,600
                                                          ------------
                                                             5,340,212
                                                          ------------

HOUSING & REAL ESTATE - 9.83%
  American Homestar Corp *                     29,125          697,180
  Capstead Mortgage Corp                       30,775          257,741
  Centex Construction Products Inc             46,700        1,797,950
  Centex Corp                                  63,000        2,378,250
  Cornerstone Realty Income Trust Inc          51,900          593,606
  D.R. Horton Inc                              33,400          697,225
  Indy Mac Mortgage Holdings Inc               14,100          320,775
  Kaufman & Broad Home Corp                    32,500        1,031,875
  Lennar Corp                                  65,823        1,941,779
  M.D.C. Holdings Inc                           6,600          130,350
  NVR Inc *                                    31,800        1,305,788
  Republic Group Inc                           69,100        1,451,100

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

HOUSING & REAL ESTATE (continued)
  Schottenstein Homes Inc                      23,700      $   512,513
  Standard Pacific Corp                        13,900          286,688
                                                          ------------
                                                            13,402,820
                                                          ------------

INSURANCE - 3.58%
  Enhance Financial Services Group             27,400          924,750
  Orion Capital Corp                           19,900        1,111,913
  Presidential Life Corp                       57,600        1,231,200
  RLI Corp                                     39,750        1,617,328
                                                          ------------
                                                             4,885,191
                                                          ------------

LEISURE TIME INDUSTRIES - 3.31%
  Anchor Gaming *                              21,100        1,637,888
  Fleetwood Enterprises Inc                    39,700        1,588,000
  Servico Inc *                                 2,300           34,496
  Thor Industry Inc                            19,600          542,675
  Winnebago Industry Inc                       56,100          715,275
                                                          ------------
                                                             4,518,334
                                                          ------------


MANUFACTURING - 10.05%
  C & D Technologies                            6,300          365,400
  Chart Industry Inc                           16,900          403,488
  Commercial Intertech Corp                    68,600        1,243,375
  Gulf Island Fabrication Inc *                12,500          234,375
  Hexcel Corp *                                64,300        1,454,788
  Huffy Corp                                   52,200          946,125
  Lone Star Industries Inc                     17,700        1,364,006
  Manitowoc Inc                                16,100          649,031
  Modine Manufacturing Co                      23,900          827,538
  Mohawk Industry Inc *                        38,500        1,219,969
  Monaco Coach Corp *                           2,400           70,200
  Myers Industry Inc                           23,600          566,400
  Omniquip International Inc                   31,200          577,200
  Plantronics Inc *                            14,500          746,750
  Polymer Group Inc *                          26,400          300,300
  Standard Products Co                         31,600          888,750
  Tredegar Industry Inc                        14,200        1,205,225
  Wynns International Inc                      33,100          637,175
                                                          ------------
                                                            13,700,095
                                                          ------------

METALS & MINING - 6.78%
  Barnes Group Inc                             38,200        1,033,788
  Chase Industry Inc *                         37,050          731,738
  Cleveland Cliffs Inc                         28,800        1,544,400
  Medusa Corp                                  31,200        1,957,800
  Mueller Industry Inc *                       13,600          504,900
  Southdown Inc                                17,700        1,263,338
  Terex Corp *                                 18,400          524,400
  Texas Industries Inc                         31,800        1,685,400
                                                          ------------
                                                             9,245,764
                                                          ------------
See notes to financial statements and notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

OFFICE EQUIPMENT & COMPUTERS - .63%
  Knoll Inc *                                  26,800     $    790,600
  Pomeroy Computer Resources *                  2,500           65,152
                                                          ------------
                                                               855,752
                                                          ------------

PUBLISHING & BROADCASTING - 3.57%
  Bowne & Co Inc                               76,200        3,429,000
  Merrill Corp                                 65,100        1,436,269
                                                          ------------
                                                             4,865,269
                                                          ------------

SERVICE INDUSTRIES - 1.55%
  Advo Inc *                                   66,700        1,880,106
  URS Corp *                                   13,700          232,896
                                                          ------------
                                                             2,113,002
                                                          ------------

TELECOMMUNICATIONS - .77%
  Superior Telecom Inc                         25,350        1,055,194
                                                          ------------


TRANSPORTATION - 3.33%
  Airbourne Freight Corp                       26,600          929,338
  Alaska Air Group Inc *                       21,300        1,162,181
  Comair Holdings Inc                          23,375          721,703
  Continental Airlines Inc Class B *           15,400          937,475
  USFreightways Corp                           22,800          748,838
  Varlen Corp                                   1,000           34,500
                                                          ------------
                                                             4,534,035
                                                          ------------

UTILITIES & POWER - .51%
  Pool Energy Services Co *                    47,400          699,150
                                                          ------------


TOTAL COMMON STOCK
  (Cost $108,606,109)                                      134,284,982
                                                          ============


----------------------------------------------------------------------
SHORT TERM INVESTMENTS - .42%                  SHARES            VALUE
----------------------------------------------------------------------

SHORT TERM INVESTMENT FUND - .42%
  State Street Global Advisors Money
    Market Fund                               566,335          566,335
                                                          ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $566,335)                                              566,335
                                                          ============

TOTAL INVESTMENTS - 98.94%
  (Cost $109,172,444)                                      134,851,317
                                                          ============


----------------------------------------------------------------------
SHORT TERM INVESTMENTS                         SHARES            VALUE
----------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - 1.06%                      $  1,452,146
                                                          ============


TOTAL NET ASSETS - 100%                                   $136,303,463
                                                          ============


PREFERRED ASSET ALLOCATION FUND

----------------------------------------------------------------------
COMMON STOCK - 40.49%                          SHARES            VALUE
----------------------------------------------------------------------

AEROSPACE - .55%
  Boeing Co                                     7,962   $      354,807
  General Dynamics Corp                         1,200           55,800
  Lockheed Martin Corp                          1,619          171,412
  Northrop Grumman Corp                           300           30,938
  Raytheon Co                                   2,400          141,900
  United Technologies Corp                      2,080          192,400
                                                          ------------
                                                               947,257
                                                          ------------

AUTOMOTIVE - .86%
  Chrysler Corp                                 5,316          299,690
  Cooper Tire & Rubber Co                         400            8,250
  Cummins Engine Inc                              200           10,250
  Dana Corp                                     1,040           55,640
  Eaton Corp                                      770           59,868
  Echlin Inc                                      300           14,719
  Ford Motor Co                                 9,100          536,900
  General Motors Corp                           5,450          364,128
  Goodyear Tire & Rubber                        1,320           85,058
  Navistar International Corp Inc                 310            8,951
  Paccar Inc                                      740           38,665
                                                          ------------
                                                             1,482,119
                                                          ------------

BANKS - 3.45%
  BB&T Corp                                       600           40,575
  Banc One Corp                                 4,769          266,170
  BankAmerica Corp                              5,700          492,694
  BankBoston Corp                               2,400          133,500
  Bank New York Inc                             3,200          194,200
  Bankers Trust New York Corp                     740           85,886
  Chase Manhattan Corp                          6,842          516,571
  Citicorp                                      3,650          544,763
  Comerica Inc                                  1,350           89,438
  Fifth Third Bancorp                           1,800          113,400
  First Chicago NBD Corp                        2,543          225,373
  First Union Corp                              7,548          439,671
  Fleet Financial Group Inc                     2,044          170,674

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

BANKS (continued)
  JP Morgan & Co Inc                            1,420      $   166,318
  Keycorp                                       3,800          135,375
  MBNA Corp                                     2,268           74,844
  Mellon Bank Corp                              2,200          153,175
  Mercantile Bancorporation Inc                   600           30,225
  National City Corp                            2,200          156,200
  Nationsbank Corp                              7,292          557,838
  Norwest Corp                                  5,900          220,513
  PNC Bank Corp                                 2,430          130,764
  Republic New York Corp                        1,000           62,938
  State Street Corporation                      1,300           90,350
  Summit Bancorp                                  800           38,000
  Suntrust Banks Inc                            1,900          154,494
  U.S. Bancorp                                  4,884          210,012
  Wachovia Corp                                 1,530          129,285
  Wells Fargo & Co                                809          298,521
                                                          ------------
                                                             5,921,767
                                                          ------------

CHEMICALS - .95%
  Air Products & Chemicals Inc                  1,860           74,400
  BF Goodrich Co                                  200            9,925
  Dow Chemical Co                               1,880          181,773
  Du Pont E I de Nemours & Co                   8,540          637,298
  Eastman Chemical Co                             675           42,019
  Engelhard Corp                                1,467           29,707
  Freeport McMoRan Copper & Gold Class B        1,900           28,856
  Great Lakes Chemical Corp                       570           22,479
  Hercules Inc                                    920           37,835
  International Flavors & Fragrances              940           40,831
  Monsanto Co                                   4,700          262,613
  Morton International Inc                      1,310           32,750
  Nalco Chemical Co                               840           29,505
  Praxair Inc                                   1,430           66,942
  Rohm & Haas Co                                  620           64,441
  Union Carbide Corp                            1,120           59,780
  WR Grace & Co *                                 590           10,067
                                                          ------------
                                                             1,631,221
                                                          ------------

COMPUTER SOFTWARE - 1.73%
  Adobe System Inc                                550           23,341
  Autodesk Inc                                    200            7,725
  Automatic Data Processing Inc                 2,430          177,086
  Computer Associates International Inc         4,368          242,697
  Computer Sciences Corp                        1,000           64,000
  First Data Corp                               3,400          113,263
  Microsoft Corp *                             18,800        2,037,450
  Novell Inc *                                  3,300           42,075
  Oracle Corp *                                 7,735          189,991



----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

COMPUTER SOFTWARE (continued)
  Parametric Technology Corp *                  2,200     $     59,675
  Shared Medical System                           100            7,344
                                                          ------------
                                                             2,964,647
                                                          ------------

CONGLOMERATES - 1.72%
  Allied Signal Inc                             4,660          206,788
  General Electric Co                          25,640        2,333,240
  Harcourt General Inc                            300           17,850
  Household International Inc                   1,500           74,625
  Pall Corp                                       533           10,927
  Rockwell International Corp                   1,800           86,513
  TRW Inc                                       1,200           65,550
  Tenneco Inc                                   1,490           56,713
  Textron Inc                                   1,480          106,098
                                                          ------------
                                                             2,958,304
                                                          ------------

CONSUMER PRODUCTS - 3.48%
  Alberto Culver Co                               300            8,700
  Anheuser Busch Cos Inc                        4,080          192,525
  Armstrong World Industries Inc                  200           13,475
  Avon Products Inc                             1,150           89,125
  Brown Forman Corp Class B                       300           19,275
  Circuit City Stores Inc                         400           18,750
  Clorox Co                                       860           82,023
  Coca Cola Co                                 19,380        1,656,990
  Colgate Palmolive Co                          2,320          204,160
  Coors Adolph Co Class B                         200            6,800
  Ecolab Inc                                      600           18,600
  Fortune Brands Inc                            1,360           52,275
  Fruit of the Loom Inc Class A *                 500           16,594
  Gillette Co                                   8,040          455,768
  Liz Claiborne Inc                               680           35,530
  Masco Corp                                    1,370           82,885
  Maytag Corp                                     500           24,688
  Nike Inc Class B                              2,280          111,008
  Pepsico Inc                                  11,880          489,308
  Philip Morris Cos Inc                        18,860          742,613
  Proctor & Gamble Co                          10,500          956,156
  Reebok International Ltd *                      620           17,166
  Russell Corp                                    200            6,038
  Seagram Ltd                                   3,070          125,678
  Tupperware Corp                                 300            8,438
  UST Inc                                       1,560           42,120
  Unilever NV                                   4,680          369,428
  V F Corp                                      1,160           59,740
  Venator Group Inc *                           1,300           24,863
  Whirlpool Corp                                  730           50,188
                                                          ------------
                                                             5,980,907
                                                          ------------
See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

CONTAINERS & PACKING - .07%
  Ball Corp                                       100     $      4,019
  Bemis Inc                                       200            8,175
  Crown Cork & Seal Inc                         1,070           50,825
  Sealed Air Corp *                               515           18,926
  Stone Container Corp                            406            6,344
  Temple Inland Inc                               600           32,325
                                                          ------------
                                                               120,614
                                                          ------------

DISCOUNT & FASHION RETAILING - 1.83%
  AutoZone Inc *                                1,200           38,325
  Consolidated Stores Corp *                    1,000           36,250
  Costco Cos Inc *                              1,865          117,612
  Dayton Hudson Corp                            3,980          193,030
  Dillards Department Stores Inc Class A        1,110           45,996
  Federated Department Stores Inc *             1,600           86,100
  Gap Inc                                       3,460          213,223
  Home Depot Inc                                5,678          471,629
  JC Penney Inc                                 2,000          144,625
  K Mart Corp *                                 4,130           79,503
  Limited Inc                                   1,842           61,016
  Lowes Cos Inc                                 1,600           64,900
  May Department Stores Co                      2,110          138,205
  Mercantile Stores Inc                           200           15,788
  Nordstrom Inc                                   810           62,573
  Payless Shoesource Inc                           24            1,769
  Pep Boys-Manny Moe & Jack                       300            5,681
  Sears Roebuck & Co                            3,300          201,506
  TJX Cos Inc                                   1,600           38,600
  Toys R Us Inc *                               2,470           58,199
  Wal Mart Stores Inc                          17,710        1,075,883
                                                          ------------
                                                             3,150,413
                                                          ------------

ELECTRICAL & ELECTRONICS - 1.31%
  Advanced Micro Devices Inc *                    600           10,238
  Ameren Corp                                     950           37,763
  Amp Inc                                       2,028           69,713
  Consolidated Edison Inc                       1,910           87,979
  Cooper Industries Inc                         1,182           64,936
  Emerson Electric Co                           3,580          216,143
  Harris Corp                                     400           17,875
  Honeywell Inc                                 1,190           99,439
  Intel Corp                                   13,220          979,933
  Johnson Controls Inc                            400           22,875
  KLA Tencor Corp *                               700           19,381
  LSI Logic Corp *                              1,100           25,369
  Micron Technology Inc *                       1,800           44,663
  Millipore Corp                                  200            5,450
  Motorola Inc                                  4,700          247,044
  National Semiconductor Corp                     700            9,231



----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

ELECTRICAL & ELECTRONICS (continued)
  National Service Industry Inc                   200     $     10,175
  Perkin Elmer Corp                               200           12,438
  Raychem Corp                                    400           11,825
  Tektronix Inc                                   150            5,306
  Texas Instruments Inc                         3,240          188,933
  Thermo Electron Corp *                        1,300           44,444
  Thomas & Betts Corp                             200            9,850
                                                          ------------
                                                             2,241,003
                                                          ------------

FINANCE-OTHER - 1.89%
  American Express Co                           3,750          427,500
  American General Corp                         1,938          137,961
  Associates First Capital Corp                 2,584          198,644
  Bear Stearns Cos Inc                            200           11,356
  Beneficial Corp                                 200           30,638
  Capital One Financial Corp                      200           24,839
  Cincinnati Financial Corp                       800           30,700
  Countrywide Credit Industry Inc                 900           45,675
  Equifax Inc                                   1,300           47,206
  Federal Home Loan Mortgage Corp               5,680          267,315
  Federal National Mortgage Assn                8,300          504,225
  Golden West Financial Corp                      760           80,798
  Green Tree Financial Corp                     1,200           51,375
  HF Ahmanson & Co                                500           35,500
  H & R Block Inc                               1,160           48,865
  Huntington Bancshares Inc                       900           30,150
  Lehman Brothers Holding Corp                    900           69,806
  Merrill Lynch & Co Inc                        3,020          278,595
  Morgan Stanley Dean Witter & Co               4,363          398,669
  Northern Trust Co                               500           38,125
  Progressive Corp Ohio                           700           98,700
  Providian Financial Corp                        980           76,991
  SLM Holding Corp                                400           19,602
  Schwab (Charles) Corp                         1,200           39,000
  Sunamerica Inc                                1,950          112,003
  Synovus Financial Corp                        1,200           28,500
  Washington Mutual Inc                         2,610          113,372
                                                          ------------
                                                             3,246,110
                                                          ------------

FOOD - 1.17%
  Albertsons Inc                                2,210          114,506
  American Stores Co                            2,740           66,274
  Archer Daniels Midland Co                     4,502           87,226
  Best Foods                                    2,200          127,738
  Campbell Soup Co                              3,700          196,563
  ConAgra Inc                                   3,740          118,511
  General Mills Inc                             1,330           90,939
  Giant Foods Inc Class A                         300           12,919
  Great Atlantic & Pacific Tea Inc                200            6,613

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

FOOD (continued)
  HJ Heinz Co                                   2,815      $   157,992
  Hershey Food Corp                             1,220           84,180
  Kellogg Co                                    3,220          120,951
  Kroger Co *                                   1,100           47,163
  Pioneer Hi Bred International Inc             2,112           87,384
  Quaker Oats Co                                1,160           63,728
  Ralston Purina Co                               910          106,299
  Sara Lee Corp                                 3,760          210,325
  Supervalu Inc                                   300           13,313
  Sysco Corp                                    3,440           88,150
  Tricon Global Restaurants Inc *               1,218           38,595
  Winn Dixie Stores Inc                         1,340           68,591
  Wrigley Wm Jr Co                                970           95,060
                                                          ------------
                                                             2,003,020
                                                          ------------

FUEL - 3.00%
  Amerada Hess Corp                               910           49,424
  Amoco Corp                                    7,520          313,020
  Anadarko Petroleum Co                           700           47,031
  Apache Corp                                     700           22,050
  Ashland Inc                                     300           15,488
  Atlantic Richfield Co                         2,380          185,938
  Baker Hughes Inc                              1,400           48,388
  Burlington Resources Inc                      1,455           62,656
  Chevron Corp                                  5,060          420,296
  Coastal Corp                                    940           65,624
  Dresser Industries Inc                        1,750           77,109
  Exxon Corp                                   19,240        1,372,053
  Halliburton Co                                2,220           98,929
  Helmerich & Payne Inc                           200            4,450
  Kerr McGee Corp                                 200           11,575
  Mobil Corp                                    6,220          476,608
  Occidental Petroleum Corp                     2,910           78,570
  Oneok Inc                                       100            3,988
  Oryx Energy Co *                              1,490           32,966
  Pennzoil Co                                     560           28,350
  Phillips Petroleum Co                         2,260          108,904
  Rowan Cos Inc                                   400            7,775
  Royal Dutch Petroleum Co                     16,200          887,963
  Schlumberger Ltd                              3,860          263,686
  Sun Inc                                         821           31,865
  Texaco Inc                                    4,320          257,850
  USX Marathon Group                            2,400           82,350
  Unocal Corp                                   2,200           78,650
  Western Atlas Inc                               200           16,975
                                                          ------------
                                                             5,150,531
                                                          ------------



----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

HEALTH CARE - 4.97%
  Abbott Labs                                  11,880      $   485,595
  Allergan Inc                                    670           31,071
  Alza Corp *                                   1,000           43,250
  American Home Products Corp                   9,840          509,220
  Amgen Inc *                                   2,180          142,518
  Bausch & Lomb Inc                               780           39,098
  Baxter International Inc                      2,080          111,930
  Becton Dickinson & Co                         1,160           90,045
  Biomet Inc                                    1,300           42,981
  Boston Scientific Corp *                      1,600          114,600
  Bristol Myers Squibb Co                       7,580          871,226
  CR Bard Inc                                     300           11,419
  CVS Corp                                      2,580          100,459
  Cardinal Health Inc                             500           46,875
  Columbia HCA Healthcare Corp                  5,249          152,877
  Eli Lilly & Co                                7,948          525,065
  Guidant Corp                                  1,300           92,706
  Healthsouth Corp *                            2,600           69,388
  Humana Inc *                                  1,300           40,544
  Johnson & Johnson                            10,320          761,100
  Longs Drug Stores Corp                          200            5,775
  Mallinckrodt Inc                                300            8,906
  Manor Care Inc                                  300           11,531
  Medtronic Inc                                 3,840          244,800
  Merck & Co Inc                                9,330        1,247,888
  Pfizer Inc                                   10,000        1,086,875
  Pharmacia & UpJohn                            4,053          186,945
  Rite Aid Corp                                 1,200           45,075
  Schering Plough Corp                          5,880          538,755
  Sigma Aldrich                                 1,100           38,638
  St. Jude Medical Inc *                          800           29,450
  Tenet Healthcare Corp *                       2,260           70,625
  United Healthcare Corp                        1,500           95,250
  United States Surgical Corp                     600           27,375
  Walgreen Co                                   4,320          178,470
  Warner Lambert Co                             6,360          441,225
                                                          ------------
                                                             8,539,550
                                                          ------------

HOUSING & REAL ESTATE - .11%
  Centex Corp                                     200            7,550
  Kaufman & Broad Home Corp                       200            6,350
  Owens Corning Fiberglass Corp                   200            8,163
  PPG Industries Inc                            1,480          102,953
  Pulte Corp                                      200            5,975
  Sherwin Williams Co                           1,880           62,275
                                                          ------------
                                                               193,266
                                                          ------------
See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

INSURANCE - 1.84%
  Aetna Inc                                     1,266     $     96,374
  Allstate Corp                                 3,429          313,968
  American International Group Inc              5,377          785,042
  Aon Corp                                        750           52,688
  Chubb Corp                                    1,360          109,310
  Cigna Corp                                    1,620          111,780
  Conseco Inc                                   1,200           56,100
  General Reinsurance Corp                        640          162,240
  Hartford Financial Services Group               960          109,800
  Jefferson Pilot Corp                          1,140           66,049
  Lincoln National Corp                           880           80,410
  Loews Corp                                      900           78,413
  MBIA Inc                                        400           29,950
  MGIC Investment Corp                          1,000           57,063
  Marsh & McLellan Cos Inc                      2,190          132,358
  Safeco Corp                                   1,160           52,708
  St. Paul Cos Inc                              1,762           74,114
  Torchmark Inc                                 1,400           64,050
  Transamerica Corp                               670           77,134
  Travelers Group Inc                           9,609          582,546
  Unum Corp                                     1,200           66,600
                                                          ------------
                                                             3,158,697
                                                          ------------

LEISURE TIME INDUSTRIES - .91%
  American Greetings Corp Class A                 300           15,281
  Brunswick Corp                                  980           24,255
  Darden Restaurants Inc                        1,530           24,289
  Eastman Kodak Co                              2,630          192,154
  Fleetwood Enterprises Inc                       200            8,000
  Harrahs Entertainment Inc *                     450           10,463
  Hasbro Inc                                    1,310           51,499
  Hilton Hotels Corp                            2,020           57,570
  King World Productions Inc *                    400           10,200
  Marriott International Inc                    2,360           76,405
  Mattel Inc                                    2,469          104,470
  McDonalds Corp                                5,500          379,500
  Mirage Resorts Inc *                            800           17,050
  Polaroid Corp                                   200            7,113
  Walt Disney Co                                5,360          563,135
  Wendys International Inc                        600           14,095
                                                          ------------
                                                             1,555,479
                                                          ------------

MANUFACTURING - .95%
  Aeroquip Vickers Inc                            100            5,838
  Applied Materials Inc *                       3,200           94,400
  Avery Dennison Corp                             500           26,875
  Black & Decker Corp                             400           24,400
  Briggs & Stratton Corp                          100            3,744
  Case Corp                                       700           33,775
  Caterpillar Inc                               3,320          175,545


----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

MANUFACTURING (continued)
  Cincinnati Milacron Inc                         200     $      4,863
  Corning Inc                                   1,950           67,763
  Crane Co                                        200            9,713
  Deere & Co                                    2,260          119,498
  Dover Corp                                    1,000           34,250
  FMC Corp *                                      200           13,638
  General Signal Corp                             200            7,200
  Harnischfeger Industries Inc                    200            5,663
  ITT Industries Inc                              960           35,880
  Illinois Tool Works Inc                       2,220          148,046
  Ingersoll Rand Co                             1,560           68,737
  Jostens Inc                                     200            4,775
  Minnesota Mining & Manufacturing Co           3,360          276,150
  Newell Co                                     1,460           72,726
  Owens Illinois Inc *                            900           40,275
  Parker Hannifin Corp                            525           20,016
  Rubbermaid Inc                                1,380           45,799
  Snap On Inc                                     300           10,875
  Springs Industries Inc                          100            4,613
  Stanley Works                                   400           16,625
  Timken Co                                       200            6,163
  Tyco International Ltd                        4,000          251,995
                                                          ------------
                                                             1,629,840
                                                          ------------

METALS & MINING - .27%
  Alcan Aluminum Ltd                            1,810           50,001
  Allegheny Teldyne Ind                           777           17,774
  Aluminum Company of America                   1,500           98,906
  Armco Inc *                                     500            3,188
  Asarco Inc                                      200            4,450
  Barrick Gold Corp                             3,000           57,563
  Battle Mountain Gold Co                       2,000           11,875
  Bethlehem Steel Corp *                          500            6,219
  Cyprus Amax Minerals Co                         960           12,720
  Homestake Mining Co                           1,990           20,646
  Inco Ltd                                      1,360           18,530
  Inland Steel Industries Inc                     200            5,638
  Newmont Mining Corp                             718           16,963
  Nucor Corp                                      400           18,400
  Phelps Dodge Corp                               530           30,309
  Placer Dome Inc                               1,950           22,913
  Reynolds Metals Co                              600           33,563
  USX US Steel Group                            1,000           33,000
  Worthington Industries Inc                      450            6,773
                                                          ------------
                                                               469,431
                                                          ------------

OFFICE EQUIPMENT & COMPUTERS - 2.47%
  3Com Corp *                                   2,600           79,788
  Apple Computer *                              1,150           32,991
  Ascend Communications Inc *                   1,500           74,344

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

OFFICE EQUIPMENT & COMPUTERS (continued)
  Bay Networks Inc *                            1,700     $     54,825
  Cabletron Systems Inc *                       1,100           14,781
  Ceridian Corp *                                 300           17,625
  Cisco Systems Inc *                           7,830          720,849
  Compaq Computer Corp                         13,056          370,477
  Data General Corp *                             200            2,988
  De Luxe Corp                                  1,050           37,603
  Dell Computer Corp *                          5,700          529,031
  EMC Corp  *                                   3,800          170,288
  Gateway 2000 Inc *                            1,200           60,750
  HBO & Co                                      3,000          105,750
  Hewlett Packard Co                            8,020          480,198
  Ikon Office Solutions Inc                       600            8,738
  International Business Machines               7,600          872,575
  Moore Corp Ltd                                  500            6,625
  Pitney Bowes Inc                              2,600          125,125
  Seagate Technology *                          2,000           47,625
  Silicon Graphics Inc *                        1,700           20,613
  Sun Microsystems Inc                          1,700           73,844
  Tandy Corp                                      600           31,838
  Unisys Corp                                   1,100           31,075
  Xerox Corp                                    2,720          276,415
                                                          ------------
                                                             4,246,761
                                                          ------------

PAPER & FOREST PRODUCTS - .38%
  Boise Cascade Corp                              200            6,550
  Champion International Corp                     800           39,350
  Fort James Corp                                 900           40,050
  Georgia Pacific Group                           710           41,846
  Georgia Pacific Timber Group                    310            7,149
  International Paper Co                        2,380          102,340
  Kimberly Clark Corp                           4,446          203,960
  Louisiana Pacific Corp                        1,160           21,170
  Mead Corp                                       400           12,700
  Potlatch Corp                                   100            4,200
  Union Camp Corp                                 630           31,264
  Westvaco Corp                                 1,100           31,075
  Weyerhaeuser Co                               1,550           71,591
  Williamette Industries Inc                    1,200           38,395
                                                          ------------
                                                               651,640
                                                          ------------

PUBLISHING & BROADCASTING - .79%
  Comcast Corp                                  2,250           91,336
  Dow Jones & Co                                  970           54,078
  Dun & Bradstreet Corp                         1,430           51,659
  Gannett Inc                                   2,420          171,971
  Knight Ridder Inc                             1,020           56,164
  McGraw Hill Inc                                 860           70,144
  Meredith Corp                                   200            9,388

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

PUBLISHING & BROADCASTING  (continued)
  New York Times Co                               400     $     31,700
  Tele Communications Inc Series A *            4,572          175,736
  Time Warner Inc                               4,020          343,459
  Times Mirror Co Series A                        800           50,300
  Tribune Co                                    1,220           83,951
  Viacom Inc Class B *                          2,950          171,833
                                                          ------------
                                                             1,361,719
                                                          ------------

SERVICE INDUSTRIES - .50%
  Browning Ferris Industries Inc                1,700           59,075
  Cendant Corp *                                6,608          137,942
  Cognizant Corp                                1,430           90,090
  EG&G Inc                                        200            6,000
  Fluor Corp                                      750           38,250
  Foster Wheeler Corp                             200            4,288
  Franklin Resource Inc                         2,100          113,400
  Genuine Parts Co                              1,825           63,077
  Interpublic Group Cos Inc                       600           36,413
  McDermott International Inc                     200            6,888
  Omnicom Group                                 1,200           59,850
  RR Donnelley & Sons Co                        1,270           58,103
  Service Corp International                    1,100           47,163
  WW Grainger Inc                                 400           19,920
  Waste Management Inc                          3,530          123,550
                                                          ------------
                                                               864,009
                                                          ------------

TELECOMMUNICATIONS - 3.52%
  Airtouch Communications Inc *                 4,460          260,631
  Alltel Corp                                   1,300           60,450
  Ameritech Corp                                8,580          385,028
  American Telephone & Telegraph Corp          12,440          710,635
  Andrew Corp *                                   405            7,315
  Bell Atlantic Corp                           12,052          549,873
  Bellsouth Corp                                7,760          520,890
  CBS Corp                                      5,520          175,260
  Clear Channel Communications *                1,000          109,125
  DSC Communications Corp *                       500           15,000
  Frontier Corp                                   700           22,050
  GTE Corp                                      7,410          412,181
  General Instruments Corp *                    1,000           27,188
  Lucent Technologies Inc                      10,168          845,850
  MCI Communications Corp                       5,700          331,313
  Media One Group *                             4,570          200,794
  Nextel Communications Inc                     1,200           29,850
  Northern Telecom Ltd                          4,420          250,835
  SBC Communications Inc                       14,554          582,160
  Scientific Atlanta Inc                          300            7,613
  Sprint Corp                                   3,510          247,455
  Tellabs Inc *                                 1,600          114,600
  US West Inc                                   4,095          192,451
                                                          ------------
                                                             6,058,547
                                                          ------------
See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

TRANSPORTATION - .48%
  AMR Corp *                                    1,520     $    126,540
  Burlington Northern Santa Fe                  1,134          111,345
  CSX Corp                                      1,820           82,810
  Delta Airlines Inc                              560           72,380
  FDX Corp *                                    1,296           81,324
  Laidlaw Inc                                   2,900           35,344
  Norfolk Southern Corp                         3,150           93,909
  Roadway Express Inc                              50              944
  Ryder System Inc                                300            9,469
  Southwest Airlines Co                         1,950           57,769
  Union Pacific Corp                            1,830           80,749
  Union Pacific Resource Group                  2,219           38,971
  US Airways Group Inc                            500           39,620
                                                          ------------
                                                               831,174
                                                          ------------

UTILITIES & POWER - 1.29%
  American Electric Power Inc                   1,460           66,248
  Baltimore Gas & Electric Co                   1,460           45,351
  Carolina Power & Lighting Co                  1,390           60,291
  Central & SouthWest Corp                      1,700           45,688
  Cinergy Corp                                    706           24,710
  Columbia Gas Systems Inc                        300           16,688
  Consolidated Natural Gas Co                     930           54,754
  DTE Energy Co                                 1,380           55,718
  Dominion Resource Inc                         1,460           59,495
  Duke Energy Co                                2,251          133,372
  Eastern Enterprises                             100            4,288
  Edison International                          3,030           89,574
  Enron Corp                                    2,400          129,750
  Entergy Corp                                  1,680           48,300
  FPL Group Inc                                 1,390           87,570
  First Energy Corp                             1,950           59,963
  GPU Inc                                         500           18,906
  Houston Industries Inc                        2,072           63,973
  Niagara Mohawk Power Co *                     1,790           26,738
  Nicor Inc                                       200            8,025
  Northern Systems Power Co                     1,460           41,793
  PG & E Corp                                   3,170          100,053
  PP & L Resource Inc                             700           15,881
  Pacificorp                                    2,440           55,205
  Peco Energy Co                                1,950           56,916
  Peoples Energy Corp                             200            7,725
  Public Service Enterprise Group               1,930           66,464
  Sempra Energy                                 1,102           30,567
  Sonat Inc                                       500           19,313
  Southern Co                                   5,090          140,929
  Texas Utilities Co                            2,037           84,790
  Unicom Corp                                   1,860           65,216
  Williams Cos Inc                              1,810           61,085
  Worldcom Inc *                                7,800          377,809
                                                          ------------
                                                             2,223,148
                                                          ------------

----------------------------------------------------------------------
COMMON STOCK                                   SHARES            VALUE
----------------------------------------------------------------------

TOTAL COMMON STOCK
  (Cost $31,719,059)                                      $ 69,581,174
                                                          ============

----------------------------------------------------------------------
FIXED INCOME - 21.67%                             PAR            VALUE
----------------------------------------------------------------------

U.S. TREASURY - 21.67%
  United States Treasury Bonds
   6.00%  February 15, 2026               $ 1,547,000        1,609,360
   6.25%  August 15, 2023                   1,020,000        1,092,032
   6.50%  November 15, 2026                 1,275,000        1,415,849
   6.875%  August 15, 2025                    890,000        1,030,727
   7.125%  February 15, 2023                  760,000          899,057
   7.25%  May 15, 2016                      2,495,000        2,923,042
   7.25%  August 15, 2022                     340,000          406,830
   7.50%  November 15, 2016                   400,000          480,188
   7.50%  November 15, 2024                   290,000          359,826
   7.625%  November 15, 2022                  555,000          691,669
   7.625%  February 15, 2025                3,060,000        3,852,724
   8.00%  November 15, 2021                 3,145,000        4,054,094
   8.125%  August 15, 2019                    530,000          684,029
   8.125%  May 15, 2021                        39,000           50,779
   8.125%  August 15, 2021                    500,000          651,720
   8.75%  May 15, 2017                        350,000          471,352
   8.75%  May 15, 2020                      1,090,000        1,496,701
   8.75%  August 15, 2020                   2,215,000        3,046,312
   8.875%  August 15, 2017                    505,000          688,456
   8.875%  February 15, 2019                1,400,000        1,928,276
   9.00%  November 15, 2018                   350,000          486,444
   9.125%  May 15, 2009                       655,000          767,169
   9.125%  May 15, 2018                       125,000          174,980
   9.25%  February 15, 2016                   200,000          278,188
   9.875%  November 15, 2015                  250,000          364,140
   10.375%  November 15, 2012               1,225,000        1,640,349
   10.625%  August 15, 2015                 1,360,000        2,090,578
   11.25%  February 15, 2015                1,080,000        1,730,700
   11.75%  February 15, 2010                  295,000          393,548
   11.75%  November 15, 2014                  205,000          308,365
   12.00%  August 15, 2013                    245,000          363,252
   12.50%  August 15, 2014                    230,000          358,225
   12.75%  November 15, 2010                  310,000          441,507
                                                          ------------
                                                            37,230,468
                                                          ------------

TOTAL FIXED INCOME
  (Cost $33,887,602)                                        37,230,468
                                                          ============


----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 37.16%            PAR/SHARES            VALUE
----------------------------------------------------------------------

COMMERCIAL PAPER - 24.74%
  Associates Corp of North America
   6.10%  July 1, 1998                      2,808,303        2,808,303

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
SHORT TERM INVESTMENTS                     PAR/SHARES            VALUE
----------------------------------------------------------------------

COMMERCIAL PAPER (continued)
  Cargill Inc
   6.05%  July 1, 1998                   $  3,000,000     $  3,000,000
  CIT Group Holdings Inc
   5.43%  September 18, 1998 @              1,000,000          987,900
  Coca Cola Co
   5.47%  September 22, 1998 @              2,000,000        1,974,720
  Duke Energy Co
   6.05%  July 1, 1998                      3,000,000        3,000,000
  Ford Motor Credit Co
   5.50%  September 16, 1998 @              2,500,000        2,470,525
  France Telecom
   5.51%  September 1, 1998 @               2,000,000        1,981,040
  General Electric Capital Corp
   5.50%  September 15, 1998 @              1,000,000          988,430
   5.51%  September 4, 1998 @               1,500,000        1,485,090
  General Motors Acceptance Corp
   5.44%  September 18, 1998 @              2,500,000        2,469,550
  General Resource Corp
   5.50%  August 28, 1998 @                 2,000,000        1,982,278
  International Lease Financial Corp
   5.48%  September 21, 1998 @              2,500,000        2,468,775
  Met Life Funding Inc
   5.90%  July 6, 1998 @                    2,000,000        1,998,361
  Motorola Credit Corp
   5.48%  September 25, 1998 @              1,500,000        1,480,350
  National Rural Utilities Financial Coop
   5.50%  September 17, 1998 @              2,000,000        1,976,120
  OGE Energy Corp
   5.70%  July 2, 1998 @                    2,000,000        1,999,683
  Proctor & Gamble Co
   5.48%  September 18, 1998 @              2,500,000        2,469,750
  Repsol International Financial
   5.60%  July 2, 1998 @                    3,000,000        2,999,533
  Walt Disney Co
   6.05%  July 1, 1998                      2,000,000        2,000,000
  Winn Dixie Stores Inc
   5.50%  September 22, 1998 @              2,000,000        1,974,580
                                                          ------------
                                                            42,514,988
                                                          ------------

REPURCHASE AGREEMENTS - 8.93%
  State Street Repo 5.00% July 1, 1998
  (Cost - $15,338,000)(Dated June 30, 1998,
  due July 1, 1998, collateralized by
  $11,470,000 U.S. Treasury Bond 8.50%,
  February 15, 2020, Market Value
  $15,649,152, Repurchase
  Proceeds $15,340,130)                    15,338,000       15,338,000
                                                          ------------

----------------------------------------------------------------------
SHORT TERM INVESTMENTS                     PAR/SHARES            VALUE
----------------------------------------------------------------------

SHORT TERM INVESTMENT FUND - 1.65%
  State Street Global Advisors Money
   Market Fund                             $2,842,731     $  2,842,731
                                                          ------------


U.S. TREASURY - 1.84%
  United States Treasury Bills
    4.875%  September 24, 1998 #@           2,040,000        2,016,519
    4.96%  September 17, 1998 #@              450,000          445,239
    4.97%  October 8, 1998 #@                 400,000          394,532
    5.06%  September 17, 1998 #@              300,000          296,826
                                                          ------------
                                                             3,153,116
                                                          ------------

 TOTAL SHORT TERM INVESTMENTS
  (Cost $63,849,810)                                        63,848,835
                                                          ============


TOTAL INVESTMENTS - 99.32%
  (Cost $129,456,471)                                      170,660,477
                                                          ============


OTHER ASSETS AND LIABILITIES - .68%                          1,173,089
                                                          ============


TOTAL NET ASSETS - 100%                                   $171,833,566
                                                          ============


PREFERRED FIXED INCOME FUND

----------------------------------------------------------------------
FIXED INCOME - 92.77%                            PAR+            VALUE
----------------------------------------------------------------------

ASSET BACKED - 5.08%
  Chevy Chase Auto Receivables
   6.00%  December 15, 2001               $   103,416     $    103,512
  Eaglemark Credit
   6.75%  November 15, 2002                 1,344,438        1,355,354
  First U.S.A. Credit Card Master Trust **
   6.80%  February 18, 2011                 4,500,000        4,574,250
  Ford Credit Auto Loan Master Trust
   6.50%  August 15, 2002                   1,134,000        1,146,758
  Reliable Auto Receivable Master Trust
   5.80%  June 15, 2002                       340,346          340,665
  Western Financial
   6.05%  November 1, 2000                    155,562          155,794
                                                          ------------
                                                             7,676,333
                                                          ------------


COLLATERALIZED MORTGAGE OBLIGATIONS - 24.13%
  1345 Funding LLC Class C **
   7.993%  May 25, 2006                     3,000,000        3,238,125

----------------------------------------------------------------------
FIXED INCOME                                     PAR+            VALUE
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Chase Commercial Mortgage
   Securities Corp
   6.45%  December 19, 2004               $   977,508     $    990,949
  Countrywide Home Loans
   6.75%  May 25, 2028                      1,954,435        1,941,914
  Criimi Mae Financial Corp
   7.00%  January 1, 2033                     805,320          817,022
  Deutsche Mortgage & Asset
   Receivable Corp
   6.22%  September 15, 2007                1,481,271        1,479,882
  Federal Home Loan Mortgage Pc Gtd
   6.00%  April 15, 2006                    1,000,000          998,430
   6.50%  November 15, 2022                 5,000,000        5,087,500
   7.00%  August 15, 2023                   1,000,000        1,040,000
  Federal National Mortgage Assn Gtd
   5.50%  December 25, 2008                 1,200,000        1,170,744
  First Union Lehman Brothers
   Mortgage Trust
   6.65%  December 18, 2007                 1,300,000        1,331,772
  JP Morgan Commercial Mortgage
   Financial Corp **
   8.731%  November 25, 2027                1,000,000        1,044,688
  MLIC Commercial Mortgage **
   6.60%  July 25, 2027                       444,017          444,105
  Merrill Lynch Mortgage Investments Inc
   6.96%  November 21, 2028                   750,000          771,094
   7.15%  April 25, 2028                    2,704,788        2,788,123
  Morgan Stanley Capital I Inc
   6.19%  January 15, 2007                    639,521          642,207
   6.25%  July 15, 2007                     1,483,911        1,500,723
  Mortgage Capital Funding Inc
   6.417%  June 18, 2007                    1,980,259        2,010,194
  Residential Funding Mortgage
   Securities I Inc
   6.50%  March 25, 2013                    1,461,617        1,458,419
  Santista Securitization I **
   8.09%  November 30, 2006                   961,167          927,142
  Sears Credit Account Master Trust II
   6.50%  October 15, 2003                  3,000,000        3,019,680
  Tyron Mortgage Funding Inc
   7.55%  December 20, 2009                 3,750,000        3,784,988
                                                          ------------
                                                            36,487,701
                                                          ------------

ELECTRIC - 2.01%
  Boston Edison Co
   7.80%  May 15, 2010                      1,375,000        1,503,824
  Houston Lighting & Power Co MTN
   6.50%  April 21, 2003                    1,500,000        1,534,845
                                                          ------------
                                                             3,038,669
                                                          ------------


----------------------------------------------------------------------
FIXED INCOME                                     PAR+            VALUE
----------------------------------------------------------------------

FEDERAL AGENCY POOLED - 4.59%
  Federal Home Loan Mortgage Corp
   6.50%  July 15, 2016                  $  2,000,000     $  2,009,360
   6.65%  March 15, 2018                    2,380,752        2,390,609
  Federal Home Loan Pc
   7.00%  December 1, 2024                    363,935          369,624
   8.00%  August 1, 2026                    2,103,505        2,175,802
                                                          ------------
                                                             6,945,395
                                                          ------------

FINANCE & BANKING - 7.79%
  ABN Amro Bank NV Chicago
   7.55%  June 28, 2006                     1,500,000        1,605,105
  AMSouth Bank North America
   Birmingham AL
   6.45%  February 1, 2018                  1,500,000        1,496,625
  FCB/NC Capital Trust I **
   8.05%  March 1, 2028                       700,000          735,070
  General Motors Acceptance Corp
   8.00%  October 1, 1999                   1,500,000        1,537,095
  Integra Bank Pittsburgh MTN
   6.55%  June 15, 2000                       650,000          658,535
  Keycorp Institutional Capital B
   8.25%  December 15, 2026                 1,000,000        1,116,140
  Pacific Corp Security Discounted MTN
   6.75%  July 15, 2004                     1,000,000        1,028,380
  Security Pacific Corp MTN
   10.30%  May 15, 2001                     1,250,000        1,391,500
  Simon Debartolo Group L.P. MTN
   7.125%  September 20, 2007               1,500,000        1,543,215
  Weeks Realty
   6.875%  March 15, 2005                     667,000          668,760
                                                          ------------
                                                            11,780,425
                                                          ------------

FOREIGN CORPORATE - 1.89%
  Bangkok Bank Pub Ltd **
   7.25%  September 15, 2005                  175,000          137,821
  British Sky Broadcasting Group
   7.30%  October 15, 2006                  1,000,000        1,044,320
  Energy Group Overseas BV
   7.50%  October 15, 2027                  1,250,000        1,350,313
  Rogers Cable Systems Ltd
   11.09%  June 1, 2000                       300,000          317,250
                                                          ------------
                                                             2,849,704
                                                          ------------

FOREIGN GOVERNMENT - 7.94%
  Germany Federal Unity
   8.50%  February 20, 2001        DEM      8,500,000        5,215,143
  Government of France
   4.75%  March 12, 2002          FRF      39,125,000        6,567,968

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
FIXED INCOME                                     PAR+            VALUE
----------------------------------------------------------------------

FOREIGN GOVERNMENT (continued)
  Quebec Providence of Canada
   7.50%  July 15, 2023                    $  200,000     $    222,346
                                                          ------------
                                                            12,005,457
                                                          ------------

GOVERNMENT SPONSORED - 6.41%
  Federal National Mortgage Association
   6.50%  February 1, 2024                    148,811          148,997
   6.50%  April 1, 2024                       265,114          265,277
   6.50%  July 1, 2024                        281,935          282,110
   6.50%  With maturities of December 1, 2027
   through December 1, 2028                   805,509          802,231
   6.925%  March 1, 2001                      775,040          788,846
   7.00%  March 1, 2011                        18,275           18,640
   7.00%  October 1, 2011                     316,043          322,067
   7.00%  December 1, 2011                    707,449          720,268
   7.00%  May 1, 2012                       1,441,930        1,468,058
   7.00%  August 1, 2012                       32,777           33,371
   7.00%  September 1, 2012                   136,906          139,387
   7.50%  October 1, 2026                   2,272,627        2,330,851
   8.50%  October 1, 2026                   2,273,965        2,373,451
                                                          ------------
                                                             9,693,554
                                                          ------------

INDUSTRIALS - 10.78%
  Boston Scientific Corp
   6.625%  March 15, 2005                   1,500,000        1,515,870
  Canadian Occidental Petroleum Ltd
   7.40%  May 1, 2028                       1,500,000        1,529,310
  Ford Motor Co
   9.00%  September 15, 2001                1,695,000        1,838,160
  Laidlaw Inc
   6.50%  May 1, 2005                       2,350,000        2,364,382
   6.72%  October 1, 2027                   1,000,000        1,039,850
  Lasmo U.S.A. Inc
   7.30%  November 15, 2027                 1,500,000        1,495,515
  Lomak Petroleum Inc
   8.75%  January 15, 2007                    400,000          394,000
  Mariner Health Group Inc
   9.50%  April 1, 2006                       400,000          424,000
  Oil Purchase Co **
   7.10%  April 30, 2002                    1,942,589        1,935,304
  Philip Morris Cos Inc
   6.15%  March 15, 2000                      600,000          599,988
  Plains Resource Inc
   10.25%  March 15, 2006                     400,000          417,000
  Tricon Global Restaurants Inc
   7.45%  May 15, 2005                        400,000          399,548


----------------------------------------------------------------------
FIXED INCOME                                     PAR+            VALUE
----------------------------------------------------------------------

INDUSTRIALS (continued)
  Ultramar Diamond Shamrock Corp
   6.75%  October 15, 2037                 $2,000,000     $  2,088,640
  Westpoint Stevens Inc **
   7.875%  June 15, 2005                      250,000          252,500
                                                          ------------
                                                            16,294,067
                                                          ------------

MORTGAGE RELATED-OTHER MARKETABLE - 4.51%
  Deutsche Financial Capital
   6.00%  April 15, 2028                    1,030,000        1,026,298
  Midland Realty Acceptance Corp
   7.02%  January 25, 2029                  1,558,867        1,605,041
  Morgan Stanley Capital II Inc
   6.34%  November 15, 2007                 1,500,000        1,519,688
  Ocwen Residential MBS Corp **
   4.00%  October 25, 2040                  2,702,513        2,672,110
                                                          ------------
                                                             6,823,137
                                                          ------------

NATURAL GAS - 1.32%
  RAS Laffan Liquified Natural Gas **
   8.294%  March 15, 2014                   2,000,000        1,996,822
                                                          ------------


OIL AND GAS - .39%
  PTTEP International Ltd **
   7.625%  October 1, 2006                    750,000          596,205
                                                          ------------


PUBLISHING & BROADCASTING - .59%
  Time Warner Entertainment Co
   8.375%  July 15, 2033                      750,000          886,658
                                                          ------------


TELEPHONE - 2.26%
  Aerial Communications Inc **
   0%  February 1, 2008 ***                 3,265,000        1,556,971
  McLeodUSA Inc
   9.25%  July 15, 2007                       435,000          452,400
  Qwest Communications International Inc
   (9.47% Oct. 15, 2002) Oct. 15, 2007 ***    550,000          412,500
  US West Capital Funding Inc
   6.25%  July 15, 2005                     1,000,000          997,820
                                                          ------------
                                                             3,419,691
                                                          ------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 3.32%
  Government National Mortgage Association
    7.50%  August 20, 2026                  2,564,553        2,627,872
    7.50%  June 15, 2027                      205,769          211,492
    7.50%  January 15, 2028                   748,813          769,637
    7.50%  February 15, 2028                  438,309          450,498

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
FIXED INCOME                                     PAR+            VALUE
----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES (continued)
  Government National Mortgage Association
   7.50%  March 15, 2028                  $   743,380     $    764,053
   8.00%  With maturities of January 15, 2027
      through December 15, 2028               193,483          200,497
                                                          ------------
                                                             5,024,049
                                                          ------------

U.S. TREASURY - 9.76%
  United States Treasury Bonds
   6.75%  August 15, 2026                   1,050,000        1,202,082
  United States Treasury Notes
   5.50%  February 15, 2008                 4,640,000        4,637,077
   6.125%  August 15, 2007                    275,000          286,129
   6.25%  February 28, 2002 #               3,557,000        3,638,704
   6.625%  June 30, 2001 #                  1,625,000        1,672,483
   6.875%  May 15, 2006                     3,065,000        3,318,813
                                                          ------------
                                                            14,755,288
                                                          ------------

TOTAL FIXED INCOME
  (Cost $137,645,751)                                     $140,273,155
                                                          ============


----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.40%                   PAR+            VALUE
----------------------------------------------------------------------

FINANCE & BANKING - .25%
  DuPont E I de Nemours & Co
   5.47%  July 17, 1998 @                     200,000          199,514
  Koch Industries
   6.30%  July 1, 1998                        168,000          168,000
                                                          ------------
                                                               367,514
                                                          ------------

U.S. TREASURY - 1.15%
  United States Treasury Notes
   5.75%  December 31, 1998 @               1,740,000        1,743,529
                                                          ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $2,109,983)                                          2,111,043
                                                          ============

TOTAL INVESTMENTS - 94.17%
  (Cost $139,755,734)                                      142,384,198
                                                          ============

OTHER ASSETS AND LIABILITIES - 5.83%                         8,820,076
                                                          ============

TOTAL NET ASSETS - 100%                                   $151,204,274
                                                          ============

See notes to financial statements and
notes to schedules of investments

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

----------------------------------------------------------------------
FIXED INCOME - 86.98%                             PAR            VALUE
----------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 44.15%
  Federal Home Loan Mortgage Corp
   6.00%  February 15, 2007                $3,000,000      $ 3,005,610
  Federal Home Loan Mortgage Pc Gtc
   5.75%  January 15, 2006                  2,482,415        2,478,517
   5.75%  February 25, 2017                 2,000,000        1,992,160
   6.00%  April 15, 2005                    3,000,000        3,001,860
   6.00%  August 15, 2016                     845,412          845,699
   6.00%  December 15, 2017                 4,100,000        4,096,146
  Federal National Mortgage
   Association REMIC
   6.00%  November 25, 2016                 5,151,125        5,143,038
   6.00%  November 25, 2018                 3,306,000        3,295,652
   6.65%  October 25, 2018                  2,736,558        2,738,255
                                                          ------------
                                                            26,596,937
                                                          ------------

FEDERAL AGENCY POOLED - 26.12%
  Federal Home Loan Banks
   5.82%  March 12, 2001                    3,000,000        2,986,860
  Federal Home Loan Pc
   6.00%  July 1, 1999                      2,514,333        2,508,726
   6.00%  December 1, 2000                  4,663,233        4,651,388
   6.00%  January 1, 2001                   4,061,320        4,051,004
   6.00%  April 1, 2001                     1,088,258        1,085,494
   6.75%  October 1, 1999                     445,499          448,564
                                                          ------------
                                                            15,732,036
                                                          ------------

GOVERNMENT SPONSORED - 13.91%
  Federal National Mortgage Association
   5.50%  November 1, 2002                  1,026,600        1,014,989
   6.50%  December 1, 2000                  2,472,543        2,482,013
   6.50%  April 1, 2003                     2,349,940        2,366,342
  Overseas Private Investment Corp
   6.13%  September 15, 2001                2,500,000        2,512,500
                                                          ------------
                                                             8,375,844
                                                          ------------

MUNICIPAL - .71%
  Arkansas State Financial Authority
   5.75%  February 1, 2005                    425,000          425,085
                                                          ------------


U.S. TREASURY - 2.09%
  United States Treasury Bonds
   8.125%  August 15, 2021                    180,000          234,619
  United States Treasury Notes
   8.00%  August 15, 1999                   1,000,000        1,026,560
                                                          ------------
                                                             1,261,179
                                                          ------------

TOTAL FIXED INCOME
  (Cost $52,411,937)                                        52,391,081
                                                          ============

See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 12.33%            PAR/SHARES            VALUE
----------------------------------------------------------------------

FEDERAL AGENCY POOLED - 9.90%
  Federal Home Loan Mortgage
   Discount Notes
   5.44%  August 6, 1998 @                 $6,000,000     $  5,967,360
                                                          ------------


SHORT TERM INVESTMENT FUND - 2.43%
  State Street Global Advisors Money
   Market Fund                              1,463,051        1,463,051
                                                          ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $7,430,411)                                          7,430,411
                                                          ============


TOTAL INVESTMENTS - 99.31%
  (Cost $59,842,348)                                        59,821,492
                                                          ============

OTHER ASSETS AND LIABILITIES - .69%                            414,789
                                                          ============

TOTAL NET ASSETS - 100%                                   $ 60,236,281
                                                          ============


PREFERRED MONEY MARKET FUND

----------------------------------------------------------------------
SHORT TERM INVESTMENTS - 95.27%                   PAR            VALUE
----------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 19.20%
  Bank of New York
   5.64%  March 26, 1999 @                 $2,000,000     $  1,999,155
  Bayerische Landes Bank of New York
   5.72%  May 6, 1999 @                     3,000,000        2,999,268
  Credit Anstalt Bankverein
   5.89%  November 17, 1998 @               3,000,000        3,001,582
  Credit Suisse
   5.74%  January 7, 1999                   3,000,000        3,000,000
  Deutsche Bank AG New York
   5.73%  April 15, 1999 @                  2,000,000        1,999,244
  Harris Trust & Savings Bank
   5.57%  August 25, 1998                   4,000,000        4,000,000
  Nationsbank Corp
   5.55%  July 16, 1998                     1,000,000        1,000,000
  Swiss Bank Corp New York
   5.64%  March 23, 1999 @                  2,000,000        1,999,443
                                                          ------------
                                                            19,998,692
                                                          ------------


----------------------------------------------------------------------
SHORT TERM INVESTMENTS                            PAR            VALUE
----------------------------------------------------------------------

COMMERCIAL PAPER - 41.49%
  Alpine Securitization Corp
   5.505%  July 15, 1998 @                 $1,500,000     $  1,496,789
  Atlantic Richfield Co
   5.55%  August 14, 1998 @                 3,000,000        2,979,650
  Bank of New York
   5.49%  September 21, 1998 @              1,500,000        1,481,243
  Barclays U.S. Funding
   5.51%  July 23, 1998 @                   3,500,000        3,488,215
  CXC Inc
   5.50%  July 6, 1998 @                    4,000,000        3,996,944
  Commerzbank US Financial
   5.53%  July 23, 1998 @                   3,500,000        3,488,172
  DuPont E I de Nemours & Co
   5.53%  July 22, 1998 @                   3,000,000        2,990,323
  Ford Motor Credit Co
   5.49%  July 8, 1998 @                    5,000,000        4,994,663
  Halifax PLC
   5.48%  September 21, 1998 @              4,000,000        3,950,071
  Koch Industries
   6.30%  July 1, 1998                      3,000,000        3,000,000
  Providence de Quebec
   5.48%  December 30, 1998 @               2,000,000        1,944,591
   5.50%  January 11, 1999 @                2,000,000        1,940,722
  Wachovia Corporation
   5.52%  August 12, 1998 @                 3,500,000        3,477,460
  Windmill Funding Corp
    5.55%  July 8, 1998 @                   4,000,000        3,995,683
                                                          ------------
                                                            43,224,526
                                                          ------------


FLOATING RATE NOTES - 26.39%
  American Express Centurion Bank
   5.608%  July 8, 1998 ##                  1,000,000        1,000,000
  BankBoston North America
   5.849%  July 2, 1998 ##@                 4,000,000        3,999,429
  Bank of Nova Scotia
   5.603%  July 7, 1998 ##@                 5,000,000        4,996,330
  General Electric Capital Corp
   5.569%  July 2, 1998 ##                  4,000,000        4,000,000
  Key Bank North America
   5.606%  July 2, 1998 ##@                 4,000,000        3,999,775
  Old Kent Bank
   5.581%  July 2, 1998 ##                  3,500,000        3,500,000
  Societe Generale
   5.649%  July 26, 1998 ##@                5,000,000        4,996,892
  Triangle Funding Ltd **
   5.895%  July 15, 1998 ##@                1,000,000          999,898
                                                          ------------
                                                            27,492,324
                                                          ------------
See notes to financial statements and
notes to schedules of investments

----------------------------------------------------------------------
SHORT TERM INVESTMENTS                            PAR            VALUE
----------------------------------------------------------------------

GOVERNMENT AGENCY - 8.19%
  Federal Farm Credit Bank
   5.55%  July 1, 1998                     $8,530,000     $  8,530,000
                                                          ------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $99,245,542)                                        99,245,542
                                                          ============

TOTAL INVESTMENTS - 95.27%
  (Cost $99,245,542)                                        99,245,542
                                                          ============

OTHER ASSETS AND LIABILITIES - 4.73%                         4,921,982
                                                          ============

TOTAL NET ASSETS - 100%                                   $104,167,524
                                                          ============



NOTES TO SCHEDULES OF INVESTMENTS

* Non-income producing security

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to $20,111,113 or 13.30% of the net assets of the Preferred Fixed Income Fund and $999,898 or .96% of the net assets of the Preferred Money Market Fund.

*** Currently zero coupon. Shown parenthetically is the next interest rate to be paid, and the date the Fund will begin accruing this rate.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 1998. Additional securities are segregated to cover the remaining value of futures contracts.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

@ Yields are at time of purchase (unaudited).

+ Par is in U.S. dollars unless otherwise noted.

ABBREVIATIONS:
  ADR - American Depository Receipt
  MTN - Medium Term Notes
  DEM - Deutsche Mark
  FRF - French Franc

See notes to financial statements and
notes to schedules of investments

NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES
    The Preferred Group of Mutual Funds ("The Preferred Group" or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios ("Funds"):

    PREFERRED GROWTH FUND ("Growth") - seeks long-term capital appreciation by investing its assets primarily in equity securities that are believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

    PREFERRED VALUE FUND ("Value") - seeks capital appreciation and current income. The Fund invests primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

    PREFERRED INTERNATIONAL FUND ("International") - seeks long-term capital appreciation by investing its assets primarily in equity securities traded principally on markets outside the United States.

    PREFERRED SMALL CAP FUND ("Small Cap") - seeks long-term capital appreciation through investments in companies with small equity capitalizations.

    PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.


    PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government") - seeks high current income, consistent with preservation of capital, primarily through investment in U.S. Government Securities.

    PREFERRED MONEY MARKET FUND ("Money Market") - seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of short-term, fixed income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.


SECURITY VALUATIONS
    Portfolio securities and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter-party. Forward contracts are valued at the mean between the bid and the offered forward rates as last quoted by a pricing service. Obligations having remaining maturities of 60 days or less and securities held in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

    Certain investments in securities held by the Funds were valued on the basis of a price provided by a principal market maker. At June 30, 1998, the total value of these securities represented 10.00% of net assets of the Fixed Income Fund. These prices may differ from the value that would have been used had a broader market for the securities existed.

SECURITY TRANSACTIONS
    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES
    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.


    At June 30, 1998, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                               YEAR OF    CAPITAL LOSS
    FUND                    EXPIRATION    CARRYFORWARD
    Short-Term Government         2003        $408,901
    Short-Term Government         2004        $302,863
    Short-Term Government         2005        $ 96,867

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
    Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

DISTRIBUTIONS TO SHAREHOLDERS
    Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, tax straddles, redemption-in-kind transactions and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES
    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

FOREIGN CURRENCY TRANSLATION
    The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS
    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates.
    The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses, disclosed in the Statement of Assets and Liabilities, which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. See note 4 for all open forward currency contracts held as of June 30, 1998.

FUTURES CONTRACTS
    All Funds (except Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 1998.

DELAYED DELIVERY TRANSACTIONS
    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

REPURCHASE AGREEMENTS
    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

INDUSTRY CONCENTRATIONS
    While none of the Funds are permitted to invest more than 25% of their assets in a particular industry (other than the Money Market Fund, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

OTHER
    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The Funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations.

2.  FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
    Caterpillar Investment Management Ltd. ("the Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:
                                             ANNUAL PERCENTAGE OF
    FUND                                       AVERAGE NET ASSETS
    Growth..................................              0.75%
    Value...................................              0.75%
    International...........................              0.95%
    Small Cap...............................              0.75%
    Asset Allocation........................              0.70%
    Fixed Income............................              0.50%
    Short-Term Government...................              0.35%
    Money Market............................              0.30%

    To assist in carrying out its responsibilities, the Manager has retained various subadvisors to render advisory services to the Funds:

    FUND                                     SUBADVISOR(S)
    Growth.................................  Jennison Associates LLC
                                             ("Jennison")
    Value..................................  Oppenheimer Capital ("Oppenheimer")
    International..........................  Mercator Asset Management, L.P.
                                             ("Mercator")
    Small Cap..............................  None
    Asset Allocation.......................  Mellon Capital Management
                                             Corporation ("Mellon") and
                                             PanAgora Asset Management, Inc.
                                             ("PanAgora")
    Fixed Income and Money Market..........  J.P. Morgan Investment Management,
                                             Inc. ("Morgan")
    Short-Term Government..................  None (7/1/97 - 10/31/97)
                                             Morgan (11/1/97 - 3/31/98)
                                             None (4/1/98 - 6/30/98)

    The subadvisors operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisors; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the fiscal year ended June 30, 1998, brokerage commissions were paid to the following affiliates of the Trust's subadvisors by the following Funds:

                                             GROWTH             VALUE
    J.P. Morgan Securities, Inc.            $14,518                 -
    Lehman Brothers Inc.                     25,023*                -
    Oppenheimer & Co., Inc.                   4,061            $8,115
                                            -------            ------
                                            $43,602            $8,115
                                            =======            ======

    * As of January 31,1998, Lehman Brothers Inc. ceased to be an affiliate of PanAgora and the Trust. Amount represents brokerage commissions paid to Lehman Brothers Inc. for the period July 1, 1997 through January 31, 1998.

TRUSTEES' FEES
    For the fiscal year ended June 30, 1998, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $10,000 plus $1,500 for each Trustees' meeting attended.

 3.  BENEFICIAL INTEREST

    As of June 30, 1998, affiliated shareholders beneficially holding more than 5% of total shares outstanding are as follows:

                                          % OF TOTAL SHARES OUTSTANDING
                                              GROUP                   PREFERRED STABLE
                                            INSURANCE      INSURANCE      PRINCIPAL
                            401(K) PLAN*  TRUST A & B**   RESERVES*** COLLECTIVE TRUST
    Growth                     63.30%           -            6.28%           -
    Value                      69.48%           -            7.48%           -
    International              34.41%        39.09%          5.98%           -
    Small Cap                  35.76%        49.52%          7.64%           -
    Asset Allocation           42.05%        28.95%            -             -
    Fixed Income               19.54%        27.95%            -          38.72%
    Short-Term Government      25.91%        31.19%         37.22%            -
    Money Market               73.25%           -              -           5.23%

    * Caterpillar Investment Trust 401(k) Plan.
   ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance
      Trust A and Caterpillar Group Insurance Trust B (Trust A and B).
  *** Caterpillar Insurance Company Limited Insurance Reserves. The 37.22% holdings in the Short-Term Government Securities Fund are held by American Bankers' Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

4. PORTFOLIO INFORMATION

SECURITY PURCHASES AND SALES
    During the fiscal year ended June 30, 1998, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government Securities) and U.S. Government Securities (short- and long-term), respectively, were as follows:

                                               LONG-TERM                                    U.S. GOVERNMENT
                                      PURCHASES           SALES                       PURCHASES          SALES
    Growth                         $332,008,626        $432,926,981                      -                  -
    Value                            36,634,261          82,121,394                      -                  -
    International                    42,050,498          48,861,323                      -                  -
    Small Cap                       154,040,612         125,780,427                      -                  -
    Asset Allocation                  2,065,515             795,141               $  38,222,393     $  47,526,381
    Fixed Income                    140,490,578         117,727,112                 154,592,261       165,838,647
    Short-Term Government            78,635,070          57,403,481                  57,869,684        66,713,293

    During the fiscal year ended June 30, 1998, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government securities of:

                                                 OTHER                                      U.S. GOVERNMENT
                                      PURCHASES            SALES                     PURCHASES           SALES
    Money Market                  $2,907,028,607      $2,912,754,628                $16,507,514       $18,510,078

FUTURES CONTRACTS
    Asset Allocation and Fixed Income had the following futures contracts open at June 30, 1998:

                                   NUMBER OF          EXPIRATION         UNDERLYING           UNREALIZED
    CONTRACTS                       CONTRACTS            DATE            FACE VALUE        GAIN (LOSS), NET
    ASSET ALLOCATION:
    Long Positions:
       S&P 500                          99               Sep 98         $26,420,625          $   828,100
       U.S. Treasury Bonds             259               Sep 98          32,229,313              540,736
                                                                                               ---------
                                                                                               1,368,836
    Short Positions:
       S&P 500                         112               Sep 98         (29,825,660)            (758,941)
                                                                                               ---------
                                                                                             $   609,895
                                                                                               =========
    FIXED INCOME:
    Long Positions:
       U.S. Treasury Bonds              14               Sep 98           1,546,125                1,244
       U.S. Treasury Bonds             158               Sep 98          19,680,875          $   249,138
                                                                                               ---------
                                                                                                 250,382
    Short Positions:
        U.S. Treasury Notes - 10 Years  41               Sep 98          (4,707,313)             (40,926)
                                                                                               ---------
                                                                                             $   209,456
                                                                                               =========

FORWARD CURRENCY CONTRACTS
    Fixed Income Fund had the following forward currency contracts open at June 30, 1998:

    SALES:
                SETTLEMENT                       UNITS OF        IN EXCHANGE FOR       VALUE AT        UNREALIZED
                   DATE             DELIVER      CURRENCY        (IN US DOLLARS)        6/30/98       APPRECIATION
               July 30, 1998          DEM         9,566,986        $5,371,391         $5,314,608        $  56,783
               July 31, 1998          FRF        39,948,325         6,708,054          6,620,264           87,790
                                                                                                         --------
                                                                                                         $144,573
                                                                                                         ========


UNREALIZED APPRECIATION (DEPRECIATION)
    Unrealized appreciation (depreciation) for each Fund at June 30, 1998 based on cost of both long-term and short-term securities for federal tax purposes were as follows:

                                                                              NET UNREALIZED           COST FOR
                                GROSS UNREALIZED      GROSS UNREALIZED        APPRECIATION/         FEDERAL TAX
    FUND                           APPRECIATION         (DEPRECIATION)        (DEPRECIATION)           PURPOSES
    Growth                         $146,232,873         ($  7,918,110)          $138,314,763       $360,584,778
    Value                           218,549,439            (3,616,479)           214,932,960        200,560,333
    International                    82,914,880           (21,374,367)            61,540,513        223,880,521
    Small Cap                        29,542,220            (3,853,882)            25,688,338        109,162,979
    Asset Allocation                 41,707,856              (580,118)            41,127,738        129,532,739
    Fixed Income                      3,040,952              (435,088)             2,605,864        139,778,334
    Short-Term Government                40,075               (60,931)               (20,856)        59,842,348
    Money Market                              -                     -                      -         99,245,542

REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND SHAREHOLDERS OF THE PREFERRED GROUP OF MUTUAL FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eight Funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

               PricewaterhouseCoopers LLP
               Boston, Massachusetts
               August 13, 1998

THE PREFERRED GROUP OF MUTUAL FUNDS

                              OFFICERS AND TRUSTEES
                  Gary M. Anna          Trustee
                  William F. Bahl       Trustee
                  James F. Masterson    Trustee
                  F. Lynn McPheeters    Trustee
                  Dixie L. Mills        Trustee
                  Ronald R. Rossmann    President
                  Carol K. Burns        Vice President and Assistant Clerk
                  Fred L. Kaufman       Vice President and Treasurer
                  Richard P. Konrath    Clerk

                               INVESTMENT ADVISOR
                     Caterpillar Investment Management Ltd.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                   DISTRIBUTOR
                           Caterpillar Securities Inc.
                           1200 First Financial Plaza
                             411 Hamilton Boulevard
                              Peoria, IL 61602-1104

                                    CUSTODIAN
                          State Street Bank & Trust Co.
                                  P.O. Box 1713
                                Boston, MA 02101

                      TRANSFER AGENT AND INVESTOR SERVICES
                      Boston Financial Data Services, Inc.
                                The BFDS Building
                               Two Heritage Drive
                                Quincy, MA 02171

                                  LEGAL COUNSEL
                                  Ropes & Gray
                             One International Place
                              Boston, MA 02110-2624

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

     This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual
  Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
                                 1-800-662-GROW

SHAREHOLDER PRIVILEGES

                          AFFORDABLE MINIMUM INVESTMENT
         You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.

                                FREE CHECKWRITING
         You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.

                             SYSTEMATIC SAVINGS PLAN
         You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

                               EXCHANGE PRIVILEGE
         Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

                                    IRA PLANS
         If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Regular or Roth IRA account. You may also transfer or roll over your current IRA. Call 1-800-662-GROW for a free IRA kit.

                         COMPREHENSIVE INVESTOR SERVICES
         You can reach The Preferred Group at 1-800-662-GROW during normal business hours of 8 a.m. to 6 p.m. Eastern Time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information via The Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is a top priority at The Preferred Group.

                                  100% NO-LOAD
         We are a 100% NO-LOAD FUND GROUP. There are no sales commissions, exchange fees, exit fees, or 12b-1 fees when you invest in a Preferred Group fund. All of your money goes to work for you immediately.

LOGO: THE PREFERRED GROUP OF MUTUAL FUNDS

                                  P.O.BOX 8320
                              BOSTON, MA 02266-8320

                                  ANNUAL REPORT
                                  JUNE 30, 1998

                                 --------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                   BERWYN, IL
                                 PERMIT NO. 150
                                 --------------